UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
CIBUS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CIBUS, INC.
6455 Nancy Ridge Drive
San Diego, California 92121
Notice of 2025 Annual Meeting of Stockholders
to be held on May 22, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Cibus, Inc. (the “Annual Meeting”), to be held virtually via live webcast at www.virtualshareholdermeeting.com/CBUS2025, on Thursday, May 22, 2025, at 10:00 a.m. Pacific Time, for the following purposes:
1.To elect seven directors to our Board of Directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal;
2.To approve, on an advisory basis, the compensation of Cibus, Inc.’s Named Executive Officers;

3.To ratify the appointment by the Audit Committee of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025;

4.To approve the adoption of the Cibus, Inc. 2025 Employee Stock Purchase Plan;

5.To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 9,040,000 shares of Class A common stock issuable upon the exercise of outstanding common warrants issued pursuant to those certain Securities Purchase Agreements, each dated January 21, 2025, by and among the Company and the purchasers party thereto (the “Stock Issuance Proposal”);

6.To approve, in accordance with Nasdaq Listing Rule 5635(c), the repricing of certain existing warrants of the Company held by Rory Riggs, Cibus, Inc.’s Board Chairman and former Chief Executive Officer (the “Warrant Repricing Proposal”); and

7.To approve, in accordance with Nasdaq Listing Rule 5635(b), the issuance of shares of Class A common stock upon the potential future exercise of certain outstanding warrants held by Rory Riggs, Cibus, Inc.’s Chairman and former Chief Executive Officer, that would be deemed to be a “change of control” of the Company within the meaning of Nasdaq Listing Rule 5635(b) (the “Deemed Change of Control Proposal”).
Stockholders will also act on such other business and matters or proposals as may properly come before the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is March 24, 2025. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Cibus, Inc.’s list of stockholders as of March 24, 2025, will be available for inspection 10 days prior to the Annual Meeting during ordinary business hours at our corporate headquarters. In addition, the list of stockholders will also be available during the Annual Meeting through the meeting website for those stockholders who choose to attend.

Your vote as a stockholder of Cibus, Inc. is very important. Each share of Class A Common Stock, par value $0.0001, or Class B Common Stock, par value $0.0001, that you own represents one vote.

By Order of the Board of Directors,

/s/ Rory Riggs
Rory Riggs Chairman San Diego, California April 10, 2025
Whether or not you expect to attend the online Annual Meeting, please submit voting instructions for your shares promptly by internet at www.proxyvote.com, by telephone at 1-800-690-6903 (toll free) or by mail. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2025

The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

CIBUS, INC.
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

On May 31, 2023, Cibus Global, LLC and Calyxt, Inc. completed the business combination transactions contemplated by the Agreement and Plan of Merger, dated as of January 13, 2023, as amended by the First Amendment thereto dated as of April 14, 2023 (as amended, the “Merger Agreement,” and the transactions contemplated thereby, the “Merger Transactions”). When the terms “Cibus,” the “Company,” “we,” “us,” “our” or “its” are used in this Proxy Statement, unless the context otherwise requires, those terms are being used to refer to Cibus, Inc. (formerly Calyxt, Inc.) and its consolidated subsidiaries (i) excluding Cibus Global, LLC and its consolidated subsidiaries, prior to the completion of the Merger Transactions on May 31, 2023, and (ii) the combined entity, including Cibus Global, LLC and its consolidated subsidiaries, as of and following the consummation of the Merger Transactions on May 31, 2023. When the term “Legacy Calyxt” is used, it is being used to exclusively refer to Calyxt, Inc. prior to the Merger Transactions. When the term “Cibus Global” is used, it is being used to refer to Cibus Global, LLC, both prior to and after the completion of the Merger Transactions. When the term “Cellectis” is used, it is being used to refer to Cellectis S.A. (société anonyme), the Company’s largest shareholder prior to the completion of the Merger Transactions.

The Company is organized in an “Up-C” structure, and the Company’s only material asset consists of membership units of Cibus Global. The Company’s amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”) designates two classes of the Company’s common stock: (i) Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), which shares have full voting and economic rights, and (ii) Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), which shares have full voting, but no economic rights. Each share of Class B Common Stock is paired with a common unit of Cibus Global, which collectively comprise an “Up-C Unit.” We sometimes refer to the Class A Common Stock and the Class B Common Stock collectively, as the “Common Stock”.

The Company owns or has the right to use the trademarks, service marks, and trade names that it uses in conjunction with the operation of its business. Some of the more important marks and names that it owns or has rights to use that may appear in this Proxy Statement include: “Cibus®,” “RTDS®,” “Rapid Trait Development SystemTM,” and “Trait MachineTM.” This

Proxy Statement may also contain additional trade names, trademarks, and service marks belonging to other companies. The Company does not intend its use or display of other parties’ trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of these other parties.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CIBUS, INC. STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2025
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, primarily over the internet rather than in paper form. Instructions on how to access these materials online or how to request a paper copy of the proxy materials may be found in the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which is being first mailed on or about April 10, 2025, to all stockholders entitled to receive notice of and to vote at the Annual Meeting. We believe that following this rule makes the distribution of proxy materials more efficient and less costly and helps in conserving natural resources.
The proxy materials referred to in the Notice of Internet Availability are both downloadable and printable. If you would prefer to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, please follow the instructions contained in the Notice of Internet Availability.
The Notice of the Annual Meeting, this Proxy Statement for the Annual Meeting, and Cibus, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, are available at www.proxyvote.com. These materials will remain on this website and be accessible to holders of Class A Common Stock and Class B Common Stock through the conclusion of the Annual Meeting at no charge to the stockholder.
INFORMATION ABOUT THE ANNUAL MEETING
The Cibus, Inc. Board of Directors (the “Board”) is providing you with these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. The Board requests that you vote on the proposals described in this Proxy Statement. You are invited to attend the Annual Meeting online, but you do not need to attend the Annual Meeting to vote your shares of Common Stock. Instead, you may simply vote your shares of Common Stock by proxy by voting online or by telephone as described on the proxy card or voting instruction form or, request a proxy card from us and complete, sign, and return it at your earliest convenience in the postage-prepaid return envelope that will be provided.
Cibus, Inc. intends to post this Proxy Statement, the proxy card, and the Company’s Annual Report on Form 10-K online at www.proxyvote.com and at https://investor.cibus.com/financials-filings/sec-filings on or about April 10, 2025. We will mail printed copies of the proxy materials to holders of Common Stock who request them by following the instructions contained in the Notice of Internet Availability.
The mailing address of the principal executive offices is Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121.

Conduct of the Meeting — Virtual Only
The Annual Meeting will be held virtually on May 22, 2025, at 10:00 a.m. Pacific Time via live webcast at www.virtualshareholdermeeting.com/CBUS2025. There will be no physical meeting location, though we have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We believe there are many benefits to a virtual meeting, including expanded access, improved communication, and cost savings for our stockholders and us. We believe that hosting a virtual meeting enables stockholder participation from any location around the world.
To attend the Annual Meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card.
We recommend that you log in at least 15 minutes before the Annual Meeting to ensure that you are logged in when the meeting starts. Online access will begin at 9:45 a.m. Pacific Time. The Annual Meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in (at least 15 minutes before the Annual Meeting) and ensure that they can hear streaming audio prior to the start of the Annual Meeting. Information on how to vote online at the Annual Meeting is discussed below.

If you wish to submit a question, please do so during the meeting by logging into the virtual platform at www.virtualshareholdermeeting.com/CBUS2025 and follow the instructions within.
Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. If we are unable to respond to a stockholder’s properly submitted question due to time constraints, we will respond directly to that stockholder using the contact information provided.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting login page. In the event of a technical malfunction or situation that makes it advisable to adjourn the Annual Meeting, the presiding officer of the meeting will convene the meeting at 11:00 a.m. Pacific Time on May 22, 2025, at the Company’s principal business address solely for the purpose of adjourning the meeting to reconvene at a date, time, and location announced by the presiding officer of the meeting. If this happens, more information will be provided at https://investor.cibus.com/.

Record Date and Voting Power
Our Board has fixed March 24, 2025, as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 32,850,026 shares of Class A Common Stock (including 211,615 restricted shares of Class A Common Stock that remain subject to vesting) and 1,712,373 shares of Class B Common Stock outstanding and entitled to vote. Stockholders are entitled to one vote for each share of Class A Common Stock or Class B Common Stock held as of the record date. There will be no cumulative voting in the election of directors.

Stockholder of Record: Shares Registered in Your Name
If on March 24, 2025, your shares of Common Stock were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote in advance of the Annual Meeting by proxy. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online at the Annual Meeting or to submit voting instructions in advance of the Annual Meeting by internet or telephone for your shares to be voted by proxy.
Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted, we urge you to submit voting instructions by internet or telephone as instructed on your Notice of Internet Availability or proxy card or to request a proxy card from us and complete, date, sign, and return the proxy card in the envelope that we will provide to you.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If on March 24, 2025, your shares of Common Stock were held in an account at a brokerage firm, bank, dealer, or other similar organization (as opposed to in your name directly), then you are the beneficial owner of shares held in “street name” and the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account, and such broker or other agent has provided voting instructions for you to use in directing it on how to vote your shares. As a beneficial owner, you are also invited to attend the Annual Meeting. However, as you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent in whose name the shares are held in advance of the Annual Meeting.
Quorum
A quorum of stockholders is necessary to hold a valid meeting. The presence, virtually or by proxy, of the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. On the record date, there were 32,850,026 shares of Class A Common Stock (including 211,615 restricted shares of Class A Common Stock that remain subject to vesting) and 1,712,373 shares of Class B Common Stock outstanding and entitled to vote. Thus, the holders of 17,281,200 shares of Common Stock must be present virtually or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If, however, a quorum is not present or represented at the Annual Meeting, the presiding officer of the Annual Meeting will have the power to adjourn the Annual Meeting until a quorum is present or represented. At such adjourned meeting being reconvened, any business may be transacted which properly could have been transacted at the original Annual Meeting.

Recommendations of the Board on Each of the Proposals
There are seven proposals that will be presented to Cibus stockholders at the Annual Meeting:

Proposal No. 1 — Election of Directors.
The Board recommends that you vote FOR the election of each of the seven nominees named in this Proxy Statement.

Proposal No. 2 — Say-on-Pay.
The Board recommends that you vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers.

Proposal No. 3 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The Board recommends that you vote FOR the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

Proposal No. 4 — Approval of the ESPP Proposal

The Board recommends that you vote FOR the approval of the Cibus, Inc. 2025 Employee Stock Purchase Plan (“ESPP Proposal”).

Proposal No. 5 — Approval of the Stock Issuance Proposal

The Board recommends that you vote FOR the approval of the issuance of up to 9,040,000 shares of Class A Common Stock issuable upon the exercise of certain outstanding common warrants issued pursuant to those certain securities purchase agreements, each dated January 21, 2025 (“Securities Purchase Agreements”), for purposes of compliance with Nasdaq Listing Rule 5635(d) (the “Stock Issuance Proposal”).

Proposal No. 6 — Approval of the Warrant Repricing Proposal

The Board recommends that you vote FOR the approval of the repricing of certain existing warrants of the Company held by Rory Riggs, Cibus’ Chairman and former Chief Executive Officer, for purposes of compliance with Nasdaq Listing Rule 5635(c) (the “Warrant Repricing Proposal”).

Proposal No. 7 — Approval of the Nasdaq Deemed “Change of Control” Proposal

The Board recommends that you vote FOR the approval of the issuance of shares of Class A Common Stock upon the potential future exercise of outstanding warrants held by Rory Riggs, Cibus’ Chairman and former Chief Executive Officer, that would be deemed to result in a “change of control” of the Company within the meaning of Nasdaq Listing Rule 5635(b) (the “Deemed Change of Control Proposal”).
The Board knows of no other matters that will be properly presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Required Votes
Pursuant to our Amended and Restated Bylaws (“bylaws”):
•Nominees for election to our Board will be elected by a majority of votes cast by the holders of all shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter. A majority of votes cast shall mean that the number of shares of Common Stock voted “For” a director’s election exceeds 50% of the number of votes cast on the issue of that director’s election (including votes “For” and votes “Against,” but excluding any abstentions or broker non-votes). Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

•The compensation of our Named Executive Officers will be approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 2. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 2. Proposal No. 2 is advisory in nature and is not binding on the Board or the Company.
•The appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025, will be ratified by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 3. Because Proposal No. 3 is a routine matter, it is expected that there would not be any broker non-votes.

•The ESPP Proposal will be approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 4. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 4.

•The Stock Issuance Proposal will be approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 5. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 5.

•The Warrant Repricing Proposal will be approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 6. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 6.

•The Nasdaq Deemed Change of Control Proposal will be approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 7. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 7.
Voting Instructions; Voting of Proxies

You may vote “For” or “Against” or “Abstain” with respect to each nominee for the Board. With respect to (i) the advisory approval of the compensation of our Named Executive Officers, (ii) the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm, (iii) approval of the ESPP Proposal, (iv) approval of the Stock Issuance Proposal, (v) approval of the Warrant Repricing Proposal, and (vi) approval of the Deemed Change of Control Proposal, you may vote “For” or “Against” or “Abstain.”
The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may (1) vote by proxy by using a proxy card that you may request from us, (2) vote by proxy over the internet prior to the meeting, (3) vote over the internet during the meeting, or (4) vote by proxy by telephone prior to the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy (via card, internet, or telephone) to ensure your vote is counted. You may still attend the Annual Meeting and vote if you have already voted by proxy.
•You can vote by proxy card by requesting a proxy card from us pursuant to the instructions in the Notice of Internet Availability, and promptly completing and returning your signed proxy card in the envelope that will be provided. You should mail your signed proxy card sufficiently in advance for it to be received by May 21, 2025.
•To vote online prior to the Annual Meeting, visit www.proxyvote.com, be sure to have your Notice of Internet Availability or proxy card available, and follow the steps outlined on the secure website. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online. Your vote must be received by 11:59 p.m., Pacific Time on May 21, 2025, to be counted.

•To vote by telephone within the United States and Canada, call 1-800-690-6903 (toll free) on a touch tone telephone and follow the instructions provided by the recorded message. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote by telephone. Your vote must be received by 11:59 p.m., Pacific Time on May 21, 2025, to be counted.
•To vote online during the Annual Meeting, visit www.virtualshareholdermeeting.com/CBUS2025, be sure to have your Notice of Internet Availability or proxy card available and follow the instructions given on the secure website. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online at the Annual Meeting.
We provide internet proxy voting to allow you to vote your shares online with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in that notice to ensure that your vote is counted. Alternatively, you may vote over the internet as instructed by your broker, bank, or other agent. To vote online during the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent and follow the instructions included with those proxy materials. You may contact the broker, bank, or other agent in whose name your shares are registered to request a proxy form.

Consequences of Not Voting
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
A broker non-vote occurs when shares registered in the name of a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its client who beneficially owns those shares. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters.

Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal.

Proposal No. 1 (the election of directors), Proposal No. 2 (advisory say-on-pay), Proposal No. 4 (the ESPP Proposal), Proposal No. 5 (the Stock Issuance Proposal), Proposal No. 6 (the Warrant Repricing Proposal), and Proposal No. 7 (the Deemed Change of Control Proposal) are considered non-routine matters under applicable rules and your broker or other nominee will not have discretion to vote on Proposal No. 1, Proposal No. 2, Proposal No. 4, Proposal No. 5, Proposal No. 6, or Proposal No. 7 absent direction from you. Accordingly, there may be broker non-votes on Proposal No. 1, Proposal No. 2, Proposal No. 4, Proposal No. 5, Proposal No. 6, and Proposal No. 7. Proposal No. 3 (the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025) is considered a routine matter under applicable rules, and your broker or other nominee may generally vote in its discretion on Proposal No. 3. Accordingly, no broker non-votes are expected to exist in connection with Proposal No. 3.
The Company’s bylaws provide that the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote, present virtually, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. In addition, under the General Corporation Law of the State of Delaware, shares that are voted “abstain” and broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. As a result, broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining a quorum is present.

Abstentions will have no effect on the outcome of the vote on Proposal No. 1. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

Abstentions will have the effect of a vote “Against” Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5, Proposal No. 6, and Proposal No. 7. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5, Proposal No. 6, or Proposal No. 7. Because Proposal No. 3 is a routine matter, it is expected that there would not be any broker non-votes.

Returning Blank Proxy Card

If you request a proxy card from us and return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the Board’s recommendations. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Expenses of Soliciting Proxies
The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the Annual Meeting or an adjournment or postponement thereof. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
Receiving More than One Proxy
If you receive more than one Notice of Internet Availability or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability or set of proxy materials that you receive to ensure that all your shares are voted. Each Notice of Internet Availability or proxy card may have a different 16-digit control number printed in the box marked by the arrow.

Revocation of Proxies
Stockholder of Record: Shares Registered in Your Name
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by voting again through the internet or by telephone.
•You may send a timely delivered written notice that you are revoking your proxy to Cibus’ General Counsel at 6455 Nancy Ridge Drive, San Diego, CA 92121.
•You may attend the virtual Annual Meeting and vote online by following the instructions posted at www.virtualshareholdermeeting.com/CBUS2025. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
The latest proxy vote is the one that is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If your shares are held by your broker, bank, or other agent, as a nominee or agent, you should follow the instructions provided by such broker, bank, or other agent.

Results of Voting at the Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Procedure for Submitting Stockholders Proposals and Director Nominees at the 2026 Annual Meeting of Stockholders

Stockholder Proposals – Rule 14a-8

Exchange Act Rule 14a-8 permits our stockholders, after timely notice to Cibus, to present proposals for inclusion in the Company’s proxy statement for stockholder action where such proposals are consistent with applicable law, constitute a proper matter for stockholder action, and are not properly omitted by Cibus in accordance with the rules of the SEC. To be timely for the Company’s 2026 Annual Meeting of Stockholders, a stockholder’s notice of a proposal must be delivered to or mailed and received by the Secretary of Cibus at the Company’s principal executive offices, 6455 Nancy Ridge Drive, San Diego, CA 92121, no later than December 11, 2025.

If the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 calendar days from the anniversary of the Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

Stockholder Proposals and Director Nominations – Advance Notice Bylaws

Pursuant to the Company’s bylaws, in order for a proposal to be properly brought before the next annual meeting by a stockholder or for a stockholder’s nominee for director to be considered at such annual meeting, but not for inclusion in our proxy materials, the stockholder must give written notice of such stockholder’s intent to bring a matter before the annual meeting or to nominate the director, which must be received by the Company not less than 90 nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders. In the case of the Company’s 2026 Annual Meeting of Stockholders, to be timely under the Company’s bylaws, a stockholder’s notice must be received not later than February 21, 2026, nor earlier than January 22, 2026. Each such notice must set forth certain information with respect to (i) the stockholder who intends to bring a proposal before the meeting or to make the nomination, and (ii) the director nominee or proposal, as set forth in greater detail in the Company’s bylaws. If we receive notice of a stockholder proposal after February 21, 2026, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for the 2026 Annual Meeting of Stockholders may exercise discretionary voting power with respect to such proposal.
If the date of the Company’s 2026 Annual Meeting is scheduled for a date more than 30 calendar days prior to or more than 30 calendar days after the anniversary of the Company’s 2025 Annual Meeting, notice by the stockholder pursuant to the prior paragraph must be so delivered not later than the close of business on the later of the 90th calendar day prior to such 2026 Annual Meeting and the 10th calendar day following the day on which public disclosure of the date of such meeting is first made in order to be considered timely.

Compliance with Universal Proxy Rules for Director Nominations  –  Rule 14a-19

In addition to satisfying the requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 (the “Exchange Act”), which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than March 23, 2026.
If the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 calendar days from the anniversary of the Annual Meeting, then Rule 14a-19 provides that notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting of Stockholders or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made.

Copies of Proxy Materials and Corporate Governance Documents
The Notice of 2025 Annual Meeting of Stockholders, this Proxy Statement for the Annual Meeting, and the Company’s Annual Report on Form 10-K are posted on Cibus’ website at https://investor.cibus.com/financials-filings/sec-filings and at www.proxyvote.com.
The Amended Certificate of Incorporation and bylaws are filed as exhibits to the Company’s most recent Annual Report on Form 10-K, which is posted on the Company’s website at https://investor.cibus.com/financials-filings/sec-filings.

The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and charters for each of the Company’s standing Board committees are posted on the Company’s website at https://investor.cibus.com/corporate-governance/documents-charters. Stockholders may receive printed copies of each of these documents without charge by contacting the Company’s Investor Relations Department at Cibus, Inc., Attn: Investor Relations, 6455 Nancy Ridge Drive, San Diego, CA 92121, or by calling (858) 450-0008.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Pursuant to the Company’s Certificate of Incorporation, our Board shall fix from time to time the total number of directors exclusively by one or more resolutions adopted by the Board. Our Board has adopted a resolution fixing the number of directors at seven members. Our Board currently consists of seven directors.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the seven nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's seven nominees.

Except for vacancies filled by the directors then in office in accordance with our bylaws, as described below, all directors will be elected to our Board annually at the annual meeting of stockholders. At the Annual Meeting, directors will be elected to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

Each director will be elected by a majority of votes cast by the holders of all shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter. A majority of votes cast shall mean that the number of shares of Common Stock voted “For” a director’s election exceeds 50% of the number of votes cast on the issue of that director’s election (including votes “For” and votes “Against,” but excluding any abstentions or broker non-votes).
Unless otherwise provided by law, our bylaws provide that any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may be filled solely by the affirmative vote of a majority of the remaining directors then in office.

Nominees for Election for a One-Year Term Expiring at the 2026 Annual Meeting of Stockholders
The individuals listed below, each of whom is currently serving on our Board, are nominated for election this year. The following is a brief biography of each nominee and a discussion of the specific experience, qualifications, attributes, or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

Rory Riggs, 71, serves as Cibus’ Chairman of the Board. Mr. Riggs co-founded Cibus Global and served on Cibus Global’s Board of Directors (the “Cibus Global Board”) since its founding in 2001 and as Chair of the Cibus Global Board from 2014. He was appointed as Chair of the Cibus Board in connection with the Merger Transactions. Previously, Mr. Riggs served as Cibus Global’s Chief Executive Officer from 2021. Mr. Riggs was appointed as Cibus’ Chief Executive Officer in connection with the Merger Transactions and served in this role through February 24, 2025. Mr. Riggs is a co-founder, former director and former chair of the investment committee of Royalty Pharma plc, a publicly-traded investment company focused on drug royalties; founder and Chief Executive Officer of Locus Analytics, LLC and founder and executive chairman of Syntax, LLC, each data analytics and Fintech companies based on a new information technology platform for economics, business and portfolio management. Mr. Riggs has served as President and a director of Biomatrix, Inc. (acquired by Genzyme Corp.); Chief Executive Officer of RF&P Corporation, a privately held railroad and real estate company; and a managing director in PaineWebber’s mergers and acquisitions department. Mr. Riggs was a co-founder and Managing Member of Scientia Venture’s predecessor, New Venture Funds, a venture fund focused on healthcare, and co-founded and served on the board of FibroGen, Inc. (publicly-traded). Mr. Riggs currently serves on the boards of Intra-Cellular Therapies, Inc. (publicly-traded) and StageZero Life Sciences Ltd. (publicly-traded). Mr. Riggs graduated from Middlebury College and holds an M.B.A. from Columbia University. The Company believes that Mr. Riggs’s significant experience in the biopharmaceutical and biotechnology industries, and his co-founding and leading of Cibus Global’s business and now Cibus, qualifies him to serve on the Board.

Peter Beetham, Ph.D., 62, serves as Cibus’ Interim Chief Executive Officer, President, and Chief Operating Officer and serves on the Board. Dr. Beetham co-founded Cibus Global and served on the Cibus Global Board from 2018. He was appointed to the Board of Cibus in connection with the Merger Transactions. Previously, Dr. Beetham served as Cibus Global’s Chief Executive Officer, Senior Vice President of Research and Development and in other executive capacities since its founding in 2001. Dr. Beetham was appointed as the President and Chief Operating Officer of Cibus in connection with the Merger Transactions and was appointed as Interim Chief Executive Officer on February 24, 2025. Dr. Beetham has over 30 years of experience in agriculture. Prior to joining Cibus Global, Dr. Beetham was Research Director of the Plant and Industrial Products Division at ValiGen and a Senior Scientist at Kimeragen where he led research teams exploring gene targeting. Part of his extensive research experience was at the Boyce Thompson Institute at Cornell University, where he was a postdoctoral scientist and one of the pioneers of the early work that led to Cibus’ Rapid Trait

Development System (“RTDS”) technologies. Dr. Beetham was employed by the Department of Agriculture and Rural Affairs, Victoria, Australia from 1985 to 1992. He served as a scientific officer based at the Plant Research Institute, working with research groups throughout Southeast Asia and the South Pacific. Dr. Beetham received his Ph.D. in Plant Molecular Virology from QUT in Brisbane, Australia and is a B.Sc. (Honours) graduate of Monash University, Melbourne, Australia. The Company believes Dr. Beetham’s expertise in the agricultural industry, and his role as Cibus Global’s co-founder and current role at Cibus, qualifies him to serve on the Board.

Mark Finn, 81, serves on the Board and as the Board's Lead Independent Director. Mr. Finn chaired Cibus Global’s Finance and Audit Committee since 2009. He was appointed to the Board of Cibus in connection with the Merger Transactions. Mr. Finn has been the Chair and Chief Executive Officer of the Vantage Consulting Group since August 1985. Mr. Finn’s previous involvements include the Virginia National Bank, the State of Virginia Retirement Plan’s Investment Advisory Committee, and the Board of Trustees of the Virginia Retirement System. Mr. Finn also chaired the Operations Advisory Committee for the State of Alaska Retirement System. Mr. Finn is also former Chair of the Board of Directors of RF&P Corporation, a privately held railroad and real estate company. Currently, Mr. Finn serves on the advisory board and finance committee of Auven Therapeutics, a private equity company focused on life science investment, as well as on the board of managers of the Managing Member of New Ventures I, LLC (“New Ventures I”), a venture capital fund investing in biotechnology related entities, and New Ventures Select, LLC, a pharmaceutical royalty fund, as well as the New Ventures III, LLC, Vantage Multi-Strategy Fund, LP, New Ventures III VO, LLC, New Ventures as Solutions, LLC and New Ventures as Solutions II, LLC Managing Member boards. He also is a director of Enterin Inc. (private), a life sciences company focused on Parkinson’s disease. Mr. Finn also served on the audit committee of the Legg Mason Partners Fund Board. He has taught at the University of Virginia Graduate Business School and the College of William and Mary’s Mason School of Business, where he received his M.B.A. in 1987. The Company believes that Mr. Finn’s leadership role in its development and growth, and his experience in the life sciences investment space, qualifies him to serve on the Board.

Jean-Pierre Lehmann, 86, serves on the Board. Mr. Lehmann served on the Cibus Global Board since November 2009. He was appointed to the Board of Cibus in connection with the Merger Transactions. Mr. Lehmann has been a private investor for the past 30 years, with a diversified portfolio in venture capital, private equity, especially in Asia, as well as hotels and commercial and residential real estate in the United States. Prior to this, Mr. Lehmann resided in Geneva, Switzerland, where he managed portfolios for Morval Bank and its holding company. He previously oversaw a diversified holding company for Edmond de Rothschild. Mr. Lehmann is a graduate of the Ecole des Hautes Etudes Commerciales in Paris and holds an M.B.A. from Harvard Business School. He was also an officer in the French Navy. The Company believes that Mr. Lehmann’s extensive background in financial investments brings valuable skills to the Board and qualifies him to serve on the Board.

August Moretti, 74, serves on the Board. Mr. Moretti was appointed to the Cibus Board on November 18, 2024, and has extensive operating and financial executive experience in all phases of company growth and funding, from early-stage development to product approval and commercialization. Mr. Moretti is currently self-employed as a consultant. From 2019 until his retirement in September 2023, Mr. Moretti served as the Chief Financial Officer of 4D Molecular Therapeutics, Inc., a clinical-stage biotherapeutics company. Mr. Moretti previously served as Chief Financial Officer at Assertio Therapeutics (formerly Depomed, Inc.), a specialty pharmaceuticals company focused in pain and neurology, from January 2012 until August 2018. Prior to this, Mr. Moretti served as Chief Financial Officer and Senior Vice President of Alexza Pharmaceuticals, Inc., a pharmaceutical company, and as Chief Financial Officer and General Counsel of Alavita, Inc., a personalized medicine company. Earlier in his career, Mr. Moretti was a partner in an international law firm, where his practice included representation of life science companies on issues relating to public and private financings, mergers and acquisitions, corporate governance, disclosure and public reporting. Mr. Moretti received his B.A. in Economics from Princeton University in 1972. He received his J.D. from Harvard Law School in 1975. The Company believes that Mr. Moretti’s operating and financial executive experience, particularly for early-stage companies, qualifies him to serve on the Board.

Gerhard Prante, Ph.D., 83, serves on the Board. Dr. Prante served on the Cibus Global Board since 2011, including as its Vice Chair. He was appointed to the Board of Cibus in connection with the Merger Transactions. Dr. Prante became Head of the Agriculture division of Hoechst AG in 1985. After forming AgrEvo GmbH (a joint venture of Hoechst AG and Schering AG), he served as its Chief Executive Officer and Chair of the Board. Following the merger of Hoechst and Rhone Polenc into Aventis SE, Dr. Prante served as Deputy Chief Executive Officer of Aventis CropScience (which was later acquired by Bayer AG). He then worked as an industry consultant, and served on several boards, including Bayer CropScience AG, Gerresheimer AG, Allessa GmbH and Direvo Industrial Biotechnology GmbH. He studied Agriculture at Kiel University in Germany and finished his Ph.D. in Agricultural Sciences in 1970. Dr. Prante has served on numerous industry associations, at times as their president, including German Crop Protection and Fertilizer Association (IVA), Europe Crop Protection Association (ECPA), Global Crop Protection Federation (GCPF), Global Plant Science Industry Federation (Croplife International), German Association of Biotech Industry (DIB), and the Federation of Sustainable Agriculture. In his career, Dr. Prante has been a strong proponent of the integration of biotechnology into agribusiness since the mid-1980s, led the $0.7 billion acquisition of Plant Genetic Systems by AgrEvo, and built the InVigor canola business in Canada, in addition to buying and integrating several seed companies. The Company believes that Dr. Prante’s experience in the biotechnology industry, and particularly the integration of biotechnology and agribusiness, qualifies him to serve on the Board.

Keith Walker, Ph.D., 76, serves on the Board. Dr. Walker served on the Cibus Global Board since July 2014. He was appointed to the Board of Cibus in connection with the Merger Transactions. In 2014, Dr. Walker founded Valley Oils Partners, LLC and currently serves as Chair of its Board of Directors and Chief Executive Officer. Dr. Walker was instrumental in transforming the Plant and Industrial Products Division of ValiGen into, and thus co-founding Cibus Global, and served as Cibus Global’s President and Chief Executive Officer from November 2001 to July 2014. Previously, Dr. Walker worked at Agrigenetics, Inc. and held a variety of management positions at Mycogen Seeds, an agricultural company that engages in the research, development, and testing of genetics in certain crops, after it acquired Agrigenetics, Inc. He was also a co-founder, director, and Vice President of Research at Plant Genetics, Inc. (“PGI”). Before founding PGI, Dr. Walker served in a variety of research roles with Monsanto, an agricultural biotechnology company. He received a B.A. from the College of Wooster and a Ph.D. in Biology from Yale University. The Company believes that Dr. Walker’s experience in agricultural biotechnology, which spans over 40 years, and his leadership role in Cibus Global’s development, qualifies him to serve on the Board.
THE BOARD RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

DIRECTORS AND CORPORATE GOVERNANCE
Board and Leadership Structure
Our Corporate Governance Guidelines, Certificate of Incorporation, and bylaws provide the Board flexibility in determining its leadership structure.
The Board may establish the authorized number of directors from time to time by resolution. Immediately prior to the Annual Meeting, our Board consists of seven members, five of whom are independent under Nasdaq listing standards.

The Chairman of the Board is Rory Riggs, our former Chief Executive Officer and a co-founder of Cibus, Peter Beetham, who currently serves as our Interim Chief Executive Officer, as well as our President and Chief Operating Officer, is also a member of the Board. Mark Finn serves as the Board’s Lead Independent Director.

The Board believes that this leadership structure is the optimal structure to guide the Company at this time and to maintain the focus to achieve our business goals and represents our stockholders’ best interests. The Board may make a different determination in the future as to the appropriateness of its current policies, including in connection with its ordinary course succession planning.

Lead Independent Director

The Board believes that strong, independent Board leadership and oversight is critical to effective corporate governance. The Board has established the position of Lead Independent Director to provide an appropriate balance of leadership among directors, given the Chairman is a former executive officer of the Company and our Interim Chief Executive Officer also serves as a member of the Board. The Lead Independent Director is an independent director elected for a period of at least one year by the Board and whose duties and responsibilities, described in our Lead Independent Director Charter, include:

•Calling meetings of the independent directors;

•Setting the agendas, priorities and procedures for meetings of independent directors, including executive sessions of the Board;

•Facilitating discussion and open dialogue among the independent directors at and outside of Board meetings;

•Serving as principal liaison between the Chairman and the independent directors;

•Presiding at all Board meetings at which the Chairman is not present;

•Communicating to the Chairman and management, as appropriate, any decisions reached, suggestions made, or views or concerns expressed by the independent directors in executive sessions or outside of Board meetings;

•Providing the Chairman with feedback and counsel concerning the Chairman’s interactions with the Board;

•At such time as the Chairman is also the Chief Executive Officer, facilitating an annual discussion of the independent directors to evaluate the performance of the Chief Executive Officer and communicating that evaluation to the Chief Executive Officer;

•Working with the Chairman to develop Board meeting agendas and working with the Chairman and committee chairs to ensure there is sufficient time for discussion of all agenda items;

•Coordinating with the Chairman to ensure appropriate standards are adopted for the quality and timeliness of information provided to the Board;

•Authorizing the retention of outside advisors and consultants who report directly to the independent directors or the Board on board-wide issues;

•Periodically meeting, individually and collectively, with independent directors to discuss performance, effectiveness and composition of the Board and committees thereof and reporting on the results of such discussions to the Board;

•Participating, in consultation with the Nominating and Governance Committee, in efforts to identify and recruit candidates for Board membership; and

•If requested, and in coordination with executive management, being available for consultation and direct communication with stockholders.

Mark Finn has served as the Lead Independent Director since October 12, 2023, and will serve until his successor is duly appointed and qualified, until his earlier removal or resignation, or such time as he is no longer an independent director or such time as our Board Chair is an independent director.

Director Independence
The Nasdaq listing standards generally require that a majority of the members of a listed company’s Board be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.
Our Board has undertaken a review of the independence of each of our directors who served in the most recently completed fiscal year and has considered whether any such director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. Based on this evaluation, the Board determined that each of Messrs. Finn, Lehmann, and Moretti and Drs. Prante and Walker are independent. Because of Mr. Riggs’ former status as Chief Executive Officer within the past three years and Dr. Beetham’s current status as Interim Chief Executive Officer, President, and Chief Operating Officer of the Company, the Board determined that Mr. Riggs and Dr. Beetham are not independent under the independence provisions of the Nasdaq listing standards and Rule 10A-3.
In making such independence determinations, our Board considered the relationships that each of the directors has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock held by each director.
There are no family relationships among any of our directors or executive officers.

Role of the Board in Risk Oversight

The Board is actively involved in the oversight of our risk management process. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Our Audit Committee has the responsibility to consider and discuss our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Board and Audit Committee regularly review reports on the status of the Company’s cybersecurity program and discuss policies with respect to cybersecurity and information technology risks, including how these risks are being identified, assessed, and managed. Our Compensation Committee periodically oversees whether our compensation policies and programs are designed in a manner that creates incentives for employees to take inappropriate or excessive risk. Our Nominating and Corporate Governance Committee has responsibility to review and assess policies, practices, disclosures and reports, risk assessments and risk management regarding Cibus’ significant environmental, social, and governance matters. Our Board is responsible for monitoring and assessing strategic risk exposure and other risks not covered by our committees.
The full Board, or the appropriate committee, receives reports on risks facing Cibus from our principal executive officer or other members of management to enable it to understand our risk identification, risk management, and risk mitigation strategies. We believe that our Board’s leadership structure is consistent with and supports the effective administration of the Board’s risk oversight function.

Attendance at Meetings

The Board held 24 meetings and acted by written consent seven times during the fiscal year ended December 31, 2024. Members of the Board are expected to attend all meetings of the Board and committees on which they serve. Each director on the Board attended more than 75% of the meetings of the Board, and of the respective committees on which the director served that were held during the last fiscal year. The independent members of our Board meet in executive sessions at least quarterly, and frequently in conjunction with regular meetings of the Board.
Members of the Board are encouraged, but not required, to attend each annual meeting of our stockholders. All of our directors attended our 2024 Annual Meeting of Stockholders, which was held on May 30, 2024.

Board Committees
Our Board has established four standing committees: Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee, and Strategy Committee, each of which is described below. Each of our standing committees operate pursuant to charters posted on the Investors section of our website at https://investor.cibus.com/corporate-governance/documents-charters.

Audit Committee
The Audit Committee is composed of Messrs. Finn (chair), Lehmann, and Moretti and Dr. Walker. Our Board has determined that Messrs. Finn, Lehmann, and Moretti and Dr. Walker are independent under the applicable provisions of the Nasdaq listing standards and Rule 10A-3. Each of Messrs. Finn, Lehmann, and Moretti and Dr. Walker qualifies as an “audit committee financial expert” as such term is defined in the regulations under the Exchange Act and meets the requirements for financial literacy and financial sophistication required under applicable rules and regulations.
The Audit Committee is responsible for, among other things, the integrity of our financial statements, including oversight of our accounting and financial reporting processes and the audits of our financial statements, the qualifications, independence and performance of our independent auditors, and the qualifications and independence of our internal audit function (including, as applicable, any outside firm engaged to perform the internal audit function). The Audit Committee also has the responsibility to appoint, set the compensation of, oversee and, when appropriate, replace our independent registered public accounting firm. In addition, the Audit Committee will review our compliance with applicable laws and regulations. The Audit Committee is also responsible for reviewing and discussing with management the Company’s audited financial statements, along with our policies with respect to risk assessment and risk management.
The Audit Committee held nine meetings in 2024.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is composed of Messrs. Finn (chair) and Lehmann and Drs. Prante and Walker. The Nominating and Corporate Governance Committee is responsible for, among other things, matters of corporate governance and matters relating to the practices, policies, and procedures of our Board, identifying and recommending candidates for election to our Board and each committee of our Board, and reviewing, at least annually, our Corporate Governance Guidelines.
The responsibilities of our Nominating and Corporate Governance Committee include identifying director candidates, including nominees submitted by stockholders, based on criteria determined by the Nominating and Corporate Governance Committee in consultation with the Board, which includes the criteria set forth in our Corporate Governance Guidelines and Nominating Policy. The Nominating and Corporate Governance Committee considers not only the director candidate’s qualities, performance, and professional responsibilities, but also the current composition of the Board and the challenges and needs of the Board at that time. The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Stockholders who wish to recommend a prospective nominee should follow the procedures set forth in Sections 10 and 11 of our bylaws. Stockholders should also review the section of this Proxy Statement entitled “Procedure for Submitting Stockholders Proposals and Director Nominees at the 2026 Annual Meeting of Stockholders.” The Nominating and Corporate Governance Committee will evaluate stockholder-recommended nominees in the same manner as other nominees. All director nominees other than Mr. Moretti were appointed to the Board in connection with the Merger Transactions.

The Nominating and Corporate Governance Committee and the Board evaluate nominees in the context of the Board as a whole. The Board does not have a specific policy regarding the consideration of diversity for director nominees, but evaluates candidates with the objective of selecting nominees that will contribute to a diversity of viewpoints that will enhance the quality of the Board’s deliberations and decisions. Such diversity may be reflected in a mix of different knowledge, experience, skills, expertise, backgrounds, and other characteristics.

The Nominating and Corporate Governance Committee held six meetings in 2024.

Compensation Committee

The Compensation Committee is composed of Dr. Prante (chair) and Messrs. Finn and Lehmann. The Compensation Committee is responsible for, among other things, reviewing and approving our overall compensation philosophy and overseeing the administration of related compensation benefit programs, policies, and practices. The Compensation Committee is also responsible for reviewing and approving the performance goals and objectives for our Chief Executive Officer and all other executive officers in its discretion and annually evaluating their performance in light of these goals, reviewing and approving the annual compensation of our executive officers, and administering our incentive and equity-based compensation plans. Executive compensation is reviewed and approved by the Compensation Committee or approved by the Board. In performing this function, the Compensation Committee and the Board rely on the Chief Executive Officer to provide information regarding the executive officers, their roles and responsibilities, and the general objectives and performance of the Company. The Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer and General Counsel, as well as members of Cibus’ human resources team, provide support, take directions from, and bring suggestions to the Compensation Committee and the Board. The final decisions regarding salaries, bonuses (including measures, targets, and amounts to be paid), equity grants, and other compensation matters related to executive officers are made by the Compensation Committee or the Board. No executive officer has any role in director compensation. The Compensation Committee may delegate all or a portion of duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee may also delegate authority to make equity compensation grants to non-executive employees, subject to parameters established by the Compensation Committee.
The Compensation Committee held six meetings in 2024.

During fiscal year 2024, the Compensation Committee engaged Aon plc (“Aon”), as its outside independent compensation consultant, following a request for proposals from well-qualified, nationally-recognized executive compensation consultants. Pursuant to its engagement terms, Aon reviews, analyzes and provides advice regarding our executive officer and director compensation programs in relation to the objectives of those programs, including comparisons to designated peer group companies and to current best practices, and also provides information and advice on competitive compensation practices and trends, along with specific views on our compensation programs. Aon representatives engage in regular discussions with the Compensation Committee and respond to questions from the Committee and the Committee's other advisors in providing advice with respect to the design and implementation of current or proposed compensation programs. During 2024, Aon reported directly to the Compensation Committee and the Compensation Committee retains the sole authority to retain or terminate Aon. Aon did not provide additional services to the Company or its affiliates in an amount in excess of $120,000 during 2024.

The Compensation Committee has the responsibility to consider certain independence factors before selecting compensation consultants and other compensation advisers. In connection with the foregoing, the Compensation Committee reviewed, considered and discussed the relevant factors established by NASDAQ to determine such independence, both by surveying Aon and by soliciting input from members of the Compensation Committee through our annual director and officer questionnaires. Based on its review, consideration and discussion, the Compensation Committee determined that the work performed and to be performed by Aon as the Committee's compensation consultant has not raised and does not raise any conflict of interest, and also determined that Aon qualifies as independent for purposes of the Exchange Act and Nasdaq Corporate Governance Requirements.

Strategy Committee

The Strategy Committee is composed of Mr. Lehmann and Dr. Prante (chair). The Strategy Committee assists the Board in carrying out its responsibilities to oversee the development and execution of the Company’s strategy and making recommendations regarding strategic direction and objectives. Among other things, the Strategy Committee is responsible for: assisting the Board in its review, approval and oversight of the development, execution and reporting by Company management of the Company’s strategy, periodically assessing the Company’s strategic plans and initiatives and recommending modifications of long-term strategy to the Board, and assessing the impact of external developments and factors on the Company’s strategy.

The Strategy Committee held three meetings in 2024.

Corporate Governance Guidelines
Our Board has adopted written Corporate Governance Guidelines that serve as a framework for our Board and its committees. These guidelines cover a number of areas including the size and composition of the Board, membership criteria for the Board and director qualifications, director responsibilities, board agenda, the responsibilities of the Chair of the Board and Chief Executive Officer, the appointment of a lead independent director, meetings of non-management directors, the role of committees of the Board, access of directors to management and independent advisors, third-party communications, director compensation, director orientation and continuing education, management evaluation and succession and annual performance evaluations.
The Corporate Governance Guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee, and any proposed changes are recommended to our Board.

Code of Business Conduct and Ethics
We have adopted the Cibus Code of Business Conduct and Ethics, which is applicable to all our employees, executive officers, and directors. Any amendments to our Code of Business Conduct and Ethics and any waivers of its requirements will be disclosed on our website or in filings under the Exchange Act, as required by the applicable rules and exchange requirements.

Insider Trading Policies and Procedures

We have adopted an insider trading policy (our “Insider Trading Policy”) and procedures applicable to directors, officers, employees, and other covered persons, and have implemented processes applicable to us, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards of The Nasdaq Capital Market. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 20, 2025.

Derivatives Trading and Hedging Policy

Our Insider Trading Policy includes a policy regarding the trading of derivatives and the hedging of our equity securities by our employees, including our executive officers, and the non-employee members of the Board. This policy provides that all employees and the non-employee members of the Board are prohibited from engaging in transactions that are of a speculative nature at any time. Furthermore, all employees, including officers, and the non-employee members of the Board are prohibited from engaging in hedging transactions involving our securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds. In addition, all employees, including officers, and the non-employee members of the Board are prohibited from short selling our common stock or engaging in transactions involving our derivative securities (including put option contracts, transacting in straddles, and the like).

Pledging Policy

Our Insider Trading Policy includes a policy that generally restricts all employees, including officers, and the non-employee members of the Board from holding our securities in a margin account or pledging our securities as collateral, subject to case-by-case exceptions approved by the Board or designated members thereof. To the best of the Company’s knowledge, no Cibus securities held by any employee, officer or director were held in a margin account or otherwise pledged during the fiscal year ended December 31, 2024.

Clawback Policy

As required pursuant to the listing standards of the Nasdaq, Section 10D of the Exchange Act, and Rule 10D-1 under the Exchange Act, the Board adopted a clawback policy (the “Clawback Policy”), effective on May 31, 2023, which provides for the reasonably prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the mandatory accounting restatement provisions of the Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.

In general, the Company may utilize a broad range of recoupment methods under the Clawback Policy for mandatory accounting restatement clawbacks. The Clawback Policy does not condition such clawback on the fault of the executive officer, but the Company is not required to clawback amounts in limited circumstances where the Committee has made a determination that recovery would be impracticable and (1) the Company has already attempted to recover such amounts but the direct expense paid to a third party in an effort to enforce the Clawback Policy would exceed the amount to be recovered, (2) the recovery of amounts would violate applicable home country law, or (3) the recovery would likely cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code of 1986, as amended, and applicable regulations. Operation of the mandatory accounting restatement provisions of the Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. The Company may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement.

During the effectiveness of the Clawback Policy, the Company has not been required to prepare a restatement of its financial results that required recovery of erroneously-awarded compensation to covered officers pursuant to the Clawback Policy. There are no balances currently outstanding from prior applications of the Clawback Policy.

Stockholder Communications

Stockholders may contact our Board about bona fide issues or questions about Cibus by sending a letter to the following address: Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121, Attention: Board of Directors. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our common stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the “Independent Directors” at the address above. Our General Counsel will initially receive and process communications before forwarding them to the addressee, and generally will not forward a communication that is unrelated to the duties and responsibilities of the Board, including a communication the General Counsel determines to be primarily commercial in nature, is related to an improper or irrelevant topic, or is a request for general information about us or our products or services.

EXECUTIVE OFFICERS
The following table sets forth information as of the date of this Proxy Statement concerning our current executive officers, other than Peter Beetham, whose information is set forth above under “Proposal No. 1 – Election of Directors—Nominees for Election for a One-Year Term Expiring at the 2026 Annual Meeting of Stockholders”:

Name	Age	Position
Peter Beetham, Ph.D.	62	Interim Chief Executive Officer, President and Chief Operating Officer, and Director
Greg Gocal, Ph.D.	56	Chief Scientific Officer and Executive Vice President
Cornelis (Carlo) Broos	54	Interim Chief Financial Officer
Noel Sauer, Ph.D.	58	Senior Vice President, Research
Jason Stokes, Esq.	54	Chief Legal Officer, General Counsel and Corporate Secretary
Greg Gocal, Ph.D. serves as Cibus’ Chief Scientific Officer and Executive Vice President. Dr. Gocal co-founded Cibus Global and served as Chief Scientific Officer and Executive Vice President since 2016. Prior to that, he served as Cibus Global’s Senior Vice President of Research and Development from 2014 to 2016, and from 2010 to 2014 served as Vice President of Research. In 2000, Dr. Gocal joined an innovative cross disciplinary team at ValiGen, Cibus Global’s predecessor, as the lead molecular biologist. Within the Plant and Industrial Products Division, his team began developing the RTDS suite of technologies in plant and microbial systems in what was then the nascent field that has become gene editing. Continuing this focus and enabling Cibus Global’s technologies and product pipeline, Dr. Gocal has held various research management positions. Dr. Gocal has studied many aspects of plant biology. He was awarded undergraduate and graduate degrees from the University of Calgary. He worked at CSIRO Plant Industry in Canberra, Australia where he received his Ph.D. in Plant Molecular Biology from the Australian National University, then continued studying in this field as a postdoctoral scientist at the Salk Institute for Biological Studies in La Jolla, California.

Cornelis (Carlo) Broos, MSc. serves as Cibus’ Interim Chief Financial Officer. Previously, Mr. Broos served as Senior Vice President of Finance of the Company since 2024 and has significant public finance, accounting and audit experience. Prior to his current role, Mr. Broos served as the Company’s Vice President of Finance and Business Development after joining the Company in 2011. Before joining the Company, Mr. Broos served as the Head of Finance (Services) for Syngenta Europe Africa Middle East from 2008 to 2011, as CFO Netherlands and CFO Belgium for Syngenta from 2005 to 2008, as Group Controller for Advanta from 2002 to 2005 and as Audit Manager at Deloitte (Netherlands) from 1995 to 2002. Mr. Broos completed a Master of Science in Business Administration from Radboud University in 1995 and completed a post-master program in accountancy at Tilburg University in the Netherlands in 1999, becoming Registered Accountant (the equivalent of a CPA) in the Netherlands.

Noel Sauer, Ph.D. has served as Cibus’ Senior Vice President of Research since 2021. Prior to that, she served as Cibus’ Vice President of Research from 2017 to 2021, and from 2017 to 2010 as research leadership in several progressive roles primarily focused on enabling, advancing, and expanding Cibus’ core RTDS suite of technologies. At Cibus, she has nucleated the technology development department and led teams toward the development of non-transgenic traits in commercially relevant crops through advancements in the field of precision plant breeding. Prior to joining Cibus, in 2010 at Illumina in San Diego, California, Dr. Sauer helped develop technologies for the Bill and Melinda Gates Foundation to detect endemic pathogens in clinical samples in third world countries. From 2007 to 2009, Dr. Sauer helped lead the platform development efforts at Cequent Pharmaceuticals in Cambridge, Massachusetts, enabling their novel therapeutic technology, tkRNAi, to treat many human diseases such as inflammatory bowel disease and in colon-cancer prevention. Dr. Sauer earned her B.S. degree in Biological Sciences from the University of Southern California, and a doctoral degree in Microbiology and Molecular Genetics from Harvard University. For her postdoc, Dr. Sauer joined Massachusetts General Hospital, Harvard Medical School, studying host-pathogen interactions.

Jason Stokes, Esq. serves as Cibus’ Chief Legal Officer, General Counsel and Corporate Secretary. Previously, Mr. Stokes served as Chief Legal Officer, General Counsel and Corporate Secretary of Compute North, an operator of cryptocurrency data mining centers, from 2022 to 2023 (where he shepherded Compute North through their Chapter 11 bankruptcy proceedings), as Chief Legal Officer, General Counsel and Secretary of SkyWater Technology (Nasdaq: SKYT), a semi-conductor manufacturing company, from 2021 to 2022, and in several progressive roles at Pentair plc (NYSE: PNR), a water solutions and management company, including Vice President, Corporate Law & Compliance from 2015 to 2018, Associate General Counsel, Corporate from 2012 to 2015 and as Associate General Counsel, M&A from 2011 to 2012. Mr.

Stokes was also self-employed as a contracted outside general counsel for several companies from 2018 to 2021. Furthermore, Mr. Stokes served as General Counsel, Hearth & Home Technologies from 2007 to 2011, as an Attorney at The Scoular Company from 2004 to 2007 and as an Associate at the law firm Lindquist & Vennum PLLP from 1999 to 2004. Prior to his legal career, Mr. Stokes was an officer in the United States Navy, serving on active duty from 1993 to 1999. Mr. Stokes has significant corporate and securities law, governance, M&A, commercial law and general legal and leadership experience, in both public and private companies. Mr. Stokes received his Juris Doctor from Georgetown University Law Center and his Bachelor of Science in Mechanical Engineering from the University of Notre Dame.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of the Class A Common Stock and Class B Common Stock as of March 24, 2025, for:
•each person whom we know to own beneficially more than 5% of Class A Common Stock and Class B Common Stock;

•each director and named executive officer individually; and

•all directors and executive officers as a group.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares that may be acquired within 60 days of the date for which information is presented. Shares that may be acquired within 60 days are deemed outstanding for computing the percentage of the person holding such rights but are not outstanding for purposes of computing the percentage of any other person. The percentages of beneficial ownership for the following tables are based on 32,850,026 shares of Class A Common Stock (including 211,615 restricted shares of Class A Common Stock that remain subject to vesting) for the columns titled “Class A Common Stock” and 1,712,373 shares of Class B Common Stock for the columns titled “Class B Common Stock” outstanding as of March 24, 2025. The percentages of beneficial ownership for holders of shares of both Class A Common Stock and Class B Common Stock are based on the 34,562,399 shares of Common Stock.

We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of March 24, 2025, or issuable pursuant to restricted stock units (“the RSUs”) which are subject to vesting and settlement conditions expected to occur within 60 days of March 24, 2025, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each listed director and named executive officer is c/o Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121.

	Class A Common Stock		Class B Common Stock		Class A Common Stock and Class B Common Stock
Name of Beneficial Owner	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class
5% Beneficial Owners:
FMR LLC (1)	2,820,995	8.6%	—	*	2,820,995	8.6%
JPL Investments SA (2)	1,687,071	5.1%	—	*	1,687,071	5.1%
DJG Associated, LLC (3)	23,687	*	450,051	26.3%	473,738	*
Smith Brown, LLC (4)	16,799	*	305,559	17.8%	322,358	*

	Class A Common Stock		Class B Common Stock		Class A Common Stock and Class B Common Stock
Name of Beneficial Owner	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class
Directors and Named Executive Officers:
Rory Riggs (5)	6,994,369	19.99%	—	*	6,994,369	19.99%
Peter Beetham, Ph.D. (6)	387,656	1.18%	—	*	387,656	1.18%
Carlo Broos (7)	54,874	*	—	*	54,874	*
Mark Finn (8)	1,234,843	3.76%	25,396	1.5%	1,260,239	3.83%
Jean-Pierre Lehmann (9)	1,699,348	5.17%	—	*	1,699,348	5.17%
Gerhard Prante, Ph.D. (10)	12,272	*	—	*	12,272	*
Keith Walker (11)	96,460	*	14,518	*	110,978	*
August Moretti (12)	14,733	*	—	*	14,733	*
Directors and current executive officers as a group (11 persons) (13)	10,895,346	31.08%	39,914	2.3%	10,935,260	31.16%
___________________________________________
* Less than 1%
(1) Based upon an Amendment No. 1 to Schedule 13G filed by FMR LLC with the SEC on February 9, 2024, in which FMR LLC reports sole voting power over 2,820,752 shares of Class A Common Stock and sole dispositive power over 2,820,995 shares of Class A Common Stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(2) Includes shares based upon a Schedule 13D filed by JPL Investments SA with the SEC on June 12, 2023, in which JPL Investments SA reports sole voting and dispositive power over 1,687,071 shares of Class A Common Stock. Mr. Lehmann is the President of JPL Investments SA and beneficially owns the shares of Class A Common Stock held by JPL Investments SA. The address of JPL Investments SA is 21 Alpinastrasse, CH 3780 Gstaad, Switzerland.
(3) Based upon written representations by DJG Associated, LLC as of October 13, 2023, DJG Associated, LLC is controlled by Andrew J. Guff, who has sole voting and investment power over the securities DJG Associated, LLC beneficially owns. The address of DJG Associated, LLC is c/o Andrew Guff, 62 Vineyard Lane, Greenwich, Connecticut, 06831.
(4) Based upon written representations by Smith Brown, LLC as of October 13, 2023, Smith Brown, LLC is controlled by its manager, Mary K. Ford, who has sole voting and investment power over the securities Smith Brown, LLC beneficially owns. The address of Smith Brown, LLC is c/o Mary K. Ford, 10 South Ram Island Drive, PO Box 179, Shelter Island, New York 11964.
(5) Includes (i) 4,050,000 shares issuable upon the exercise of pre-funded warrants (the “Pre-Funded Warrants”) outstanding and exercisable, subject to an ownership limitation such that the holder may not exercise any Pre-Funded Warrant if such exercise would cause the holder to beneficially own more than 19.99% of the Class A Common Stock or the combined voting power of the Company’s securities outstanding immediately after giving effect to the exercise (the “Ownership Limitation”), (ii) 98,040 shares of common warrants (the “Common Warrants”) also subject to an Ownership Limitation (iii) 5,401 shares of Class A Common Stock held in joint tenancy with Mr. Riggs' sibling, Robin Riggs, (iv) 20,974 shares of Class A Common Stock held by Mr. Riggs' spouse, Margaret Crotty, (v) 2,916 shares of Class A Common Stock held indirectly by Mr. Riggs through the Rory Riggs Family Trust and (vi) 57,269 shares of restricted Class A Common Stock, which remain subject to vesting. As a result of the Ownership Limitation, Mr. Riggs is presently unable to exercise warrants with respect to 2,017,473 shares of Class A Common Stock. Excludes 4,000,000 common warrants, for which stockholder approval is required and which, accordingly, cannot be exercised until such stockholder approval is obtained.
(6) Includes (i) 19,731 shares of restricted Class A Common Stock, which remain subject to vesting and (ii) 5,219 shares of Class A Common Stock that Dr. Beetham has the right to acquire upon the exercise of stock options within 60 days of March 24, 2025.
(7) Includes (i) 9,633 shares of restricted Class A Common Stock, which remain subject to vesting and 1,177 shares of Class A Common Stock that Mr. Broos has the right to acquire upon the exercise of stock options within 60 days of March 24, 2025..
(8) Includes (i) 13,405 shares of Class A Common Stock and 12,048 shares of Class B Common Stock held of record by Delta III Partners, LLC, for which Mark Finn serves as one of two managing members, (ii) 1,143,949 shares of Class A Common Stock held of record by New Ventures I Blocker, whose sole owner is New Ventures I. New Ventures I Blocker was established by private funds managed by BV Partners, LLC, for which Mark Finn serves as one of two managing members and (iii) 12,277 shares of Class A Common Stock that Mr. Finn has the right to acquire upon the exercise of stock options within 60 days of March 24, 2025. Mark Finn holds direct voting and dispositive power over the shares held by the funds managed by BV Partners, LLC. Mark Finn disclaims beneficial ownership of the shares held by such private funds except to the extent of his pecuniary interest therein.
(9) Includes (i) shares held by JPL Investments SA, as reported a Schedule 13D filed by JPL Investments SA with the SEC on June 12, 2023, in which JPL Investments SA reports sole voting and dispositive power over 1,687,071 shares of Class A Common Stock and (ii) 12,277 shares of Class A Common Stock that Mr. Lehmann has the right to acquire upon the exercise of stock options within 60 days of March 24, 2025. Mr. Lehmann is the President of JPL Investments SA and beneficially owns the shares of Class A Common Stock held by JPL Investments SA.
(10) Includes (i) 4,565 shares of Class A Common Stock that Dr. Prante has the right to acquire upon the exercise of stock options within 60 days of March 24, 2025, and (ii) 6,072 restricted stock units expected to lapse within 60 days of March 24, 2025.

(11) Includes 12,277 shares of Class A Common Stock that Mr. Walker has the right to acquire upon the exercise of stock options within 60 days of March 24, 2025.
(12) Includes 14,733 shares of Class A Common Stock that Mr. Moretti has the right to acquire upon the exercise of stock options within 60 days of March 24, 2025.
(13) Includes (i) 2,130,567 shares issuable upon the exercise of Pre-Funded Warrants and/or Common Warrants outstanding and exercisable, subject to the Ownership Limitation, (ii) 66,682 shares of Class A Common Stock with the right to acquire upon the exercise of stock options within 60 days of March 24, 2025 (iii) 6,072 restricted stock units expected to lapse within 60 days of March 24, 2025 and (iv) 118,776 shares of restricted Class A Common Stock, which remain subject to vesting.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC, and to furnish us with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and we are required to report in this Proxy Statement any failure by directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and officers, we believe that all such filing requirements were timely met during 2024, other than:

•two Form 4s for Greg Gocal, each reporting a sale pursuant to a Rule 10b5-1 trading plan and each of which was filed late on July 15, 2024;

•a Form 4 for August Moretti reporting a grant of options, which was filed late on November 25, 2024; and

•a Form 4 for Gerhard Prante, reporting a sale pursuant to a Rule 10b5-1 trading plan, which was filed late on December 2, 2024.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In addition to the named executive officer and director compensation arrangements discussed in “Executive Compensation” above, we describe below transactions and series of similar transactions since the beginning of our 2023 fiscal year (as a Smaller Reporting Company, we report on the most recent two fiscal years) and currently proposed transactions, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation.”

Cibus Transactions

Warrant Transfer and Exchange Agreement

In December 2014, Cibus Global entered into the Warrant Transfer and Exchange Agreement (the “Warrant Exchange Agreement”) with certain seller parties and Rory Riggs, as representative of the seller parties (the “seller representative”). In connection with two series of financings between November 2013 and December 2014, Cibus Global issued to certain investors (the “investors”) four tranches of warrants to purchase convertible preferred membership interest units in Cibus Global (collectively, the “interest unit warrants”). The Warrant Exchange Agreement granted each investor the right to sell some or all of its respective interest unit warrants to Cibus Global in exchange for an interest in certain future revenues of Cibus Global. The interest unit warrants were fully exchanged in 2014 and 2015.

The investors sold the interest unit warrants in exchange for ongoing quarterly payments (each, a “warrant purchase payment”) equal to a portion of Cibus Global’s aggregate amount of certain worldwide revenues (the “subject revenues”) received during such quarter. The aggregate portion payable to the investors each quarter is the product of the subject revenues and a percentage, which is capped at 10%. Subject revenues broadly include all cash attributable to product sales, license fees, sublicense payments, distribution fees, milestones, maintenance payments, royalties and distributions to Cibus Global, subject to certain exceptions. The Company assumed the ongoing warrant purchase payment obligations (the “Royalty Liability”) as part of the Merger Transactions.

The warrant purchase payments are due to the investors within 45 calendar days after the end of each calendar quarter. Any payments made after such 45-day period are subject to a late fee of 4% over the prime rate. Warrant purchase payments will commence in the first quarter in which the aggregate subject revenues during any consecutive 12-month period equals or exceeds $50.0 million, at which point Cibus Global will be obligated to pay all aggregated but unpaid payments under the Warrant Exchange Agreement. Further, Cibus Global is subject to ongoing reporting requirements under the Warrant Exchange Agreement, including delivery to the seller representative of (i) an annual report following the end of each calendar year and (ii) copies of written notices or correspondence with any counterparty to an in-license relating to RTDS that could reasonably be expected to adversely affect the warrant purchase payments.

The Warrant Exchange Agreement has an initial term of 30 years following the date on which the first warrant purchase payment becomes due and payable. The investors have the option to renew the Warrant Exchange Agreement for an additional 30-year term after expiration of the initial term upon delivery by the seller representative of written notice to Cibus Global and payment of $100.

Payments to the investors under the Warrant Exchange Agreement are secured by a senior security interest in certain Cibus Global collateral pursuant to an Intellectual Property Security Agreement (the “IP Security Agreement”). See “—Intellectual Property Security Agreement.”

Investors entitled to payments, including through entities controlled by them, pursuant to the Warrant Exchange Agreement include the following directors and executive officers: Messrs. Lehmann and Riggs and Drs. Beetham, Gocal, Prante and Walker.

Intellectual Property Security Agreement

In connection with the Warrant Exchange Agreement, Cibus Global and certain related entities (collectively, the “grantors”) entered into the IP Security Agreement with the seller representative. Pursuant to the IP Security Agreement, the grantors granted the seller representative a continuing security interest in certain intellectual property of the grantors (the “collateral”) to secure the payment and performance of Cibus Global’s obligations under the Warrant Exchange Agreement. The collateral includes any and all of the grantors’ respective copyrights, patents, trademarks, trade secrets, claims for damages from infringement of any of the proceeding rights, licenses and all cash and non-cash proceeds and products of the foregoing.

No lien is permitted to exist on the collateral, except for permitted licenses in accordance with the Warrant Exchange Agreement, certain permitted liens and security interests subordinated to the security interests granted by the IP Security Agreement.

Participation in Underwritten Offerings

On December 11, 2023, the Company entered into an underwriting agreement with Stifel, Nicolaus & Company, Incorporated, and Canaccord Genuity LLC, as representatives of the several underwriters named therein (collectively, the “December Underwriters”), pursuant to which the Company agreed to issue and sell 2,106,723 shares (the “December Shares”) of its Class A Common Stock and pre-funded warrants to purchase 50,000 shares of Class A Common Stock (the “December Pre-Funded Warrants”) to the December Underwriters in an underwritten registered direct offering (the “December Offering”). In the December Offering, the December Underwriters placed (i) 517,107 December Shares to Mr. Riggs at a purchase price of $10.58 per December Share; and (ii) all of the December Pre-Funded Warrants to Mr. Riggs at a purchase price of $10.57 per December Pre-Funded Warrant. The December Pre-Funded Warrants are immediately exercisable until fully exercised at an exercise price of $0.01 per share, subject to a beneficial ownership limitation, for an aggregate purchase price of $500.

On September 18, 2024, the Company entered into an underwriting agreement with Roth Capital Partners and A.G.P./Alliance Global Partners, as representatives of the underwriters named therein (collectively, the “September Underwriters”), pursuant to which the Company agreed to issue and sell 3,000,000 shares (the “September Shares”) of its Class A Common Stock to the September Underwriters in a firm commitment underwritten offering (the “September Offering”). In the September Offering, the September Underwriters placed 250,000 September Shares to Mr. Riggs at a purchase price of $4.00 per September Share.

Participation in Registered Direct Offerings

On June 11, 2024, the Company entered into Securities Purchase Agreements pursuant to which the Company agreed to issue and sell 1,298,040 shares of the Company’s Class A Common Stock (the “June Shares”) and accompanying common warrants to purchase an aggregate of 1,298,040 shares of Class A Common Stock (the “June Common Warrants”). As part of this offering, the Company entered into a Securities Purchase Agreement with Rory Riggs, pursuant to which the Company sold to Mr. Riggs: (i) 98,040 June Shares and (ii) an accompanying June Common Warrant to purchase 98,040 Class A Common Stock, at a combined offering price of $10.20 per unit. The June Common Warrants issued to Mr. Riggs are immediately exercisable until fully exercised at an exercise price of $10.07 per share, subject to a beneficial ownership limitation, for an aggregate purchase price of approximately $987,263. See “—Warrant Repricing” below.

On January 21, 2025, the Company entered into Securities Purchase Agreements (the “January Securities Purchase Agreements”) pursuant to which the Company agreed to issue and sell (i) 4,340,000 shares of the Company’s Class A Common Stock (the “January Shares”) and accompanying common warrants to purchase an aggregate of 4,340,000 shares of Class A common Stock (the “January Common Warrants, Tranche 1”) and (ii) pre-funded warrants to purchase 4,700,000 shares of Class A Common Stock (“January Pre-Funded Warrants”) and accompanying common warrants to purchase up to an aggregate of 4,700,000 shares of Class A Common Stock (the “January Common Warrants, Tranche 2” and, together with the January Common Warrants, Tranche 1, the “January Common Warrants”). As part of this offering, the Company entered into a Securities Purchase Agreement with Rory Riggs, pursuant to which the Company sold to Mr. Riggs 4,000,000 of the January Pre-Funded Warrants and accompanying January Common Warrants to purchase up to 4,000,000 shares of Class A Common Stock, at a combined offering price of $2.4999. The January Pre-Funded Warrants are immediately exercisable until fully exercised at an exercise price of $0.0001 per share, subject to a beneficial ownership limitation, for an aggregate purchase price of $400. The January Common Warrants issued to Mr. Riggs are immediately exercisable until fully exercised at an exercise price of $2.4999 per share, subject to a beneficial ownership limitation, for an aggregate purchase price of approximately $10 million.

Warrant Repricing

Certain investors in the January 21, 2025 offering, including Rory Riggs, are holders of outstanding June Common Warrants to purchase up to 1,198,040 shares of Class A Common Stock (collectively, the “Investor Warrants”). The exercise price for the Investor Warrants initially was $10.00 per share, except that the exercise price of the Investor Warrants issued to Mr. Riggs initially was $10.07 per share. Concurrent with the January 21, 2025 offering, the Company agreed to contractual amendments (the “Warrant Amendment Agreement”) to (i) reduce the exercise price of the Investor Warrants to $2.50 per share, (ii) reduce the threshold for satisfaction of the Trading Condition (as defined in the Investor Warrants) in respect of the redemption provisions to $5.00 per share, and (iii) extend the termination date of the Investor Warrants to five years following the closing of the January 21, 2025 offering, effective upon the consummation of that offering. We refer to the amendments provided for in clause (i) and (iii) as the “Warrant Repricing.”

The Warrant Amendment Agreement with respect to Investor Warrants held by Mr. Riggs conditions the Warrant Repricing on, and the Warrant Amendment Agreement with respect to such Warrant Repricing will not be effective until, the trading day after the Company obtains the requisite approval of the Warrant Repricing from its stockholders with respect to the Investor Warrants held by Mr. Riggs.

Binding Term Sheet

On October 20, 2023, the Company entered into a binding term sheet (“Binding Term Sheet”) with Rory Riggs. Pursuant to the Binding Term Sheet, Mr. Riggs had agreed to make available to the Company a line of credit (the “Loan”) in the aggregate principal amount of $5,000,000 (the “Loan Amount”), bearing a simple interest at a rate of 12% per annum and repayable at maturity on January 1, 2026. The commencement date Cibus could make draws against the Loan Amount was January 1, 2024. Upon the closing of the December Offering, the Loan automatically terminated in accordance with its terms. Because the Loan terminated in accordance with its terms prior to any draws on the Loan Amount, no amounts of principal or interest were outstanding or paid.

Employment Relationship

As of the date of this Proxy Statement, Andrew Walker serves as Vice President, Trait Delivery Operations and leads the gene editing Production Operations team that is responsible for implementing the Cibus Trait Machine™. Andrew Walker is the son of Keith Walker, one of the Company’s directors. Andrew Walker received total compensation of $144,365 in fiscal year 2023 (post Merger Transactions) comprised of salary and $429,818 in fiscal year 2024 comprised of salary and awards made pursuant to the Company’s 2017 Omnibus Incentive Plan, as amended. Mr. Walker has also received approximately $114,097 in total compensation, comprised of salary and awards made pursuant to the Company’s 2017 Omnibus Incentive Plan, as amended, in 2025.

Legacy Calyxt Transactions

Relationship with Cellectis

Prior to the completion of Legacy Calyxt’s initial public offering, Legacy Calyxt was a wholly owned subsidiary of Cellectis, which owned approximately 48.0% of the Company’s issued and outstanding common stock. Immediately following the completion of the Merger Transactions, Cellectis reported in a Schedule 13D filing that it held 2.9% of the outstanding Class A Common Stock and did not hold any Class B Common Stock. Upon the completion of the Merger Transactions, Cellectis no longer possesses any contractual governance rights under the Amended Certificate of Incorporation or bylaws.

Amended Cellectis License

On May 31, 2023, the Company entered into the First Amendment to the License Services Agreement, which amends the License Agreement, dated July 25, 2017, between Legacy Calyxt and Cellectis (as amended, the “Amended Cellectis License”).

Under the Amended Cellectis License, Cellectis grants to the Company an exclusive worldwide, perpetual license, with the right to sublicense certain intellectual property licensable by Cellectis in the field of developing and commercializing microorganism, agricultural and food products, including, but not limited to traits, seeds, proteins, oils, carbohydrates, food, and food and animal feed ingredients, excluding (i) any application in connection with animals and animal cells and (ii) therapeutic applications (the “Calyxt Field”). However, this grant is non-exclusive solely in the non-exclusive fields as described in the Amended Cellectis License. Cellectis also grants to the Company a non-exclusive, worldwide, perpetual, irrevocable, royalty-free and fully paid-up license (with certain rights to sublicense) under certain licensed plant patents in the Calyxt Field.

In consideration for the license from Cellectis, the Company is required to pay to Cellectis, on a product-by-product and country-by-country basis, a royalty of 3% of net sales less certain items as defined in the Amended Cellectis License. In addition, the Company is required to pay Cellectis 30% of revenue we receive for sublicensing our rights under the agreement to third parties. Our payment obligations to Cellectis will expire upon the expiration of the last-to-expire valid claim of the patents licensed to us by Cellectis.

The foregoing description of the Amended Cellectis License does not purport to be complete and is qualified in its entirety by the full text of the Amended Cellectis License, which is filed as an exhibit to our Annual Report on Form 10-K, filed with the SEC on March 21, 2024.

During the years ended December 31, 2024, and 2023, the Company incurred expenses related to the Amended Cellectis License in the amount of $0.2 million, respectively.

Lease Guarantee and Indemnification
Cellectis has guaranteed the lease agreement for the Company’s Roseville, Minnesota facility. Cellectis’ guarantee of the Company’s obligations under the lease will terminate at the end of the second consecutive calendar year in which the Company’s tangible net worth exceeds $300 million. The Company agreed to indemnify Cellectis for any obligations incurred by Cellectis under its guaranty of the obligations under the lease, effective upon Cellectis’ ownership falling to 50% or less of the Company’s outstanding common stock. This indemnification obligation was triggered in October 2022.

Indemnification Agreements
Our Board has adopted a policy to enter into indemnification agreements with each of our directors and officers. Such indemnification agreements and our Amended Certificate of Incorporation and bylaws will require us, subject to certain exceptions, to indemnify and hold harmless our directors and officers to the fullest extent permitted by Delaware law.

Policy Concerning Related Person Transactions

We maintain a written related person transaction approval policy, for the review of any transaction, arrangement, or relationship in which we are a participant, if the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees, or beneficial holders of more than 5% of our total equity (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest. This policy was not in effect for transactions entered into prior to the Merger Transactions described above under “—Cibus Transactions.” Transactions entered into following the Merger Transactions were approved under this policy.
Each of the agreements described above under “—Cibus Transactions” and any transactions contemplated thereby, were and will be deemed approved under and not subject to the terms of such policy. Any future amendment to such agreements would be subject to our related person transaction approval policy. If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a related person transaction, the related person must report the proposed related person transaction to the General Counsel, who will present the proposed related party transaction to the Audit Committee. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. If the proposed related person transaction involves related persons constituting a majority of the members of the Audit Committee, such review will be undertaken by the disinterested members of the board who are also independent directors (each such body, as applicable, referred to as the “Committee” for the purpose of this section).
In approving or rejecting such proposed transactions, the Committee will be required to consider relevant facts and circumstances. The Committee will approve only those transactions that, considering known circumstances, are deemed to be in our best interests. If any member of the Committee is not a disinterested person with respect to the related person transaction under review, that member will be excluded from the review and approval or rejection of such related person transaction; provided, however, that such Committee member may be counted in determining the presence of a quorum at the meeting of the Committee at which such transaction is considered. If we become aware of an existing related person transaction which has not been approved under the policy, the matter will be referred to the Committee. The Committee will evaluate all options available, including ratification, revision, or termination of such transaction.

EXECUTIVE COMPENSATION

All share and per share amounts and all stock prices in this Executive Compensation section of the Proxy Statement have been retroactively adjusted for all periods presented to give effect to certain reverse stock splits effected prior to the Merger Transactions (the “Reverse Stock Splits”).

2024 Summary Compensation Table

The following table sets forth total compensation for the years ended December 31, 2024, and 2023, as applicable, for each Cibus named executive officer (“NEO”):

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)	Total ($)
Rory Riggs (4)	2024	500,011	—	—	—	—	—	500,011
Former Chief Executive Officer	2023	292,314	—	—	—	—	—	292,314
Peter Beetham, Ph.D. (5)	2024	500,011	—	—	—	—	—	500,011
Interim Chief Executive Officer, President, Chief Operating Officer, and Director	2023	292,314	—	—	—	—	—	292,314
Cornelis (Carlo) Broos (6)	2024	238,983	—	117,875	194,636	—	—	551,494
Interim Chief Financial Officer
__________________________________________
(1) This column reflects the fair value of restricted stock units granted in 2024 based on the stock price on the date of grant and calculated in accordance with FASB ASC Topic 718, as disclosed in Note 8 “Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. The amounts do not correspond to the actual value that will be realized by the NEO.
(2) This column reflects the fair value of options granted in 2024 based on their grant date fair value calculated in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be realized by the NEO. The assumptions used in the calculation of the amounts are described in Note 8 “Stock-Based Compensation” to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(3) This column reflects any annual cash bonus earned for the applicable fiscal year. No annual cash bonus was earned by NEOs pursuant to our 2024 or 2023 short-term cash incentive plan.
(4) Mr. Riggs resigned his position as Chief Executive Officer of Cibus on February 24, 2025. Mr. Riggs continues to serve as Chairman of the Board of Directors.
(5) Dr. Beetham was appointed Interim Chief Executive Officer of Cibus on February 24, 2025.
(6) Mr. Broos was appointed Interim Chief Financial Officer of Cibus on October 1, 2024. Salary payments to Mr. Broos are made in Euros and converted to U.S. dollars at monthly average foreign currency rates, which the average rate during 2024 was 1.00 Euro to 1.06 U.S. dollars.

For a description of the material terms of each NEO’s employment agreement or arrangement, see “Potential Payments Upon Termination or Change in Control” below.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards of NEOs as of December 31, 2024. The market value of the shares in the following table is the fair value of such shares as of December 31, 2024.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)

Rory Riggs (2)	May 25, 2023 (3)	—	—	—	—	23,083	64,171
	October 4, 2021 (4)	—	—	—	—	44,732	124,355

Peter Beetham, Ph.D. (2)	December 31, 2022 (5)	—	—	—	—	19,098	53,092
	March 31, 2021 (6)	—	—	—	—	6,703	18,634

Cornelis (Carlo) Broos	November 11, 2024 (7)	—	41,000	5.75	November 11, 2034	—	—
	November 11, 2024 (8)	—	—	—	—	20,500	56,990
	May 25, 2023 (2)(3)	—	—	—	—	3,297	9,166
	December 31, 2022 (2)(5)	—	—	—	—	6,816	18,948
	April 30, 2021 (2)(9)	—	—	—	—	652	1,813
_________________________________________
(1) Value of unvested restricted stock units and restricted stock awards are based on Cibus' closing price per share of Class A Common Stock of $2.78 on December 31, 2024.
(2) Upon the closing of the Merger Transactions, unvested Cibus Global stock awards held by Mr. Riggs, Dr. Beetham, and Mr. Broos were converted into restricted stock awards of Class A Common Stock using an exchange ratio which accounted for the Reverse Stock Splits and these restricted stock awards continue to follow the same vesting schedule from the original grants.
(3) For Messrs. Riggs and Broos, the restricted stock award vesting schedule is as follows: the remaining shares vest evenly on the last day of each month over the remaining term of the award through May 31, 2027.
(4) For Mr. Riggs, the restricted stock award vesting schedule is as follows: the remaining shares vest evenly on the last day of each month over the remaining term of the award through October 31, 2025.
(5) For Dr. Beetham and Mr. Broos, the restricted stock award vesting schedule is as follows: the remaining shares vest evenly on the last day of each month over the remaining term of the award through December 31, 2026.
(6) For Dr. Beetham, the restricted stock award vesting schedule is as follows: the remaining shares vest evenly on the last day of each month over the remaining term of the award through March 31, 2025.
(7) For Mr. Broos, the stock option vesting schedule is as follows: (i) 33.3% of the total number of stock options vest on the first anniversary of the grant date; (ii) 33.3% of the total number of stock options vest on the second anniversary of the grant date and (iii) 33.4% of the total number of stock options vest on the third anniversary of the grant date.
(8) For Mr. Broos, the restricted stock unit vesting schedule is as follows: (i) 25% of the total number of restricted stock units vest on the first anniversary of the grant date; (ii) 25% of the total number of restricted stock units vest on the second anniversary of the grant date; and (iii) 25% of the total number of restricted stock units vest on the third anniversary of the grant date and (iv) 25% of the total number of restricted stock units vest on the fourth anniversary of the grant date.
(9) For Mr. Broos, the restricted stock award vesting schedule is as follows: the remaining shares vest evenly on the last day of each month over the remaining term of the award through April 30, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards

The Compensation Committee approves equity awards granted to the NEOs on or before the grant date. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In 2024, we did not award any stock options to the NEOs during any period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Potential Payments Upon Termination or Change in Control

Agreements with Named Executive Officers

The following provides a discussion of the agreements between Cibus and each NEO in effect during 2024.

Cibus ratified the agreements previously entered into by and between Cibus Global and each of Rory Riggs and Peter Beetham (each, an “Employment Agreement,” and collectively, the “Employment Agreements”). The material terms of the Employment Agreements are summarized below.

Employment Agreement Term. Unless earlier terminated in accordance with the terms of the respective Employment Agreement, the initial term of the Employment Agreement for Dr. Beetham is four years after the applicable effective date and for Mr. Riggs is one year after the later of the applicable effective date or after Cibus Global becomes public, each subject to automatic one-year extensions unless either party provides written notice of termination not less than 30 days (for Dr. Beetham) or 60 days (for Mr. Riggs) prior to the date of the expiration of the then-current term.

Base Salary, Annual Bonus, and Benefits. The Employment Agreements provide for annual base salaries of $500,000 and $400,000 (each, as may be adjusted from time to time in Cibus’ sole discretion, their “Base Salary”) for Mr. Riggs and Dr. Beetham, respectively. The Base Salary for Rory Riggs and Peter Beetham for fiscal year 2024 was $500,011 and $500,011, respectively, and Mr. Riggs and Dr. Beetham are eligible to earn an annual bonus under their Employment Agreements.

Each of Mr. Riggs and Dr. Beetham is also eligible to participate in employee benefit plans, such as pension, profit sharing and other retirement plans, incentive compensation plans, group health, hospitalization, disability and other insurance plans, and other employee welfare plans, in each case in accordance with the employee benefit plans established by Cibus, and as may be amended from time to time in Cibus’ sole discretion.

Restrictive Covenants. Mr. Riggs and Dr. Beetham will not, without Cibus’ prior written consent, during the term of their Employment Agreement: (i) be employed elsewhere; (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that might interfere with their duties and responsibilities described in their Employment Agreement or create a conflict of interest with Cibus; or (iii) acquire any interest of any type in any other business which is in competition with Cibus. Notwithstanding the foregoing, nothing will prohibit Dr. Beetham from acquiring, solely as an investment, up to 5% of the outstanding equity interests of any publicly-held company. These individuals are also prohibited from soliciting employees of Cibus during their employment and for a period of 12 months after termination for any reason.

Payments Upon Termination.

Rory Riggs and Peter Beetham

The employment of each of Mr. Riggs and Dr. Beetham is “at will” at all times and can be terminated by Cibus or the executive without advance notice, for any or no reason. The Employment Agreements provide such executives with certain rights in connection with a termination of employment. All payments of Base Salary in connection with severance shall be made according to Cibus’ normal payroll practices, less applicable withholdings and any remuneration paid to such officer during each applicable payroll period because of the executive’s employment or self-employment during such period.

Upon termination of employment due to death or disability, such executives are eligible to receive any accrued and unpaid compensation through the date of termination.

Upon a termination of employment by Cibus without cause or by the executive for good reason, Dr. Beetham will be eligible to receive severance consisting of (i) his Base Salary for 18 months (the “Severance Period”) and (ii) if Dr. Beetham qualifies for and timely completes all documentation necessary to continue health insurance coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), the applicable COBRA premiums for Dr. Beetham and his dependents, during the Severance Period (the “Severance Benefits”). Cibus’ obligation to pay COBRA premiums will cease upon (x) a determination that such payments would violate applicable law, (y) Dr. Beetham or his dependents ceasing to be eligible for COBRA coverage, or (z) Dr. Beetham obtaining subsequent employment through which Dr. Beetham is eligible to obtain substantially equivalent or better health insurance (the “COBRA Conditions”).

Upon a termination of Mr. Riggs’ employment by Cibus without cause, Mr. Riggs will be eligible to receive severance consisting of, if he qualifies for and timely completes all documentation necessary to continue health insurance coverage pursuant to COBRA, the applicable COBRA premiums for Mr. Riggs and his dependents for 18 months, provided that Cibus’ obligation to pay COBRA premiums will cease upon the occurrence of the COBRA Conditions.

Upon a termination in connection with a change in control without cause, or termination by an executive in connection with a change in control for good reason, Dr. Beetham will be eligible to receive (i) his Base Salary for 24 months (such period, the “Change In Control Severance Period”); and (ii) payment of a lump sum equal to the target annual bonus which Dr. Beetham is eligible to receive for the year in which the termination occurs less applicable withholdings; and (iii) if Dr. Beetham qualifies for and timely completes all documentation necessary to continue health insurance coverage pursuant to COBRA, COBRA premiums for Dr. Beetham and his dependents for up to the end of the Change In Control Severance Period (“Change In Control Severance Benefits”). In addition, any and all unvested stock options and any other unvested equity in Cibus held by Dr. Beetham will become fully vested upon the employment termination date. Cibus’ obligation to pay COBRA premiums will cease upon the occurrence of any of the COBRA Conditions.

Pursuant to the Employment Agreements, Mr. Riggs’ and Dr. Beetham’s eligibility to receive the Severance Benefits or the Change In Control Severance Benefits is conditioned on execution of a release by such executive, which becomes irrevocable by its terms within 55 calendar days following the date of the executive’s termination.

Upon a termination of employment by Cibus for cause or termination by the executive without good reason, all obligations of Cibus under the respective Employment Agreement cease, except that the executive is eligible to receive any accrued and unpaid compensation through the date of termination.

2017 Plan
Cibus maintains the 2017 Plan. Employees, consultants, non-employee directors (and director nominees) and any other individuals who provide services to us or any of our affiliates are eligible to receive awards under the 2017 Plan, if permitted by applicable laws or accounting and tax rules and regulations.
In the event of a dissolution or liquidation of Cibus or a triggering event, except as otherwise provided in the applicable award agreement, the plan administrator may provide for:
•assumption or substitution with equivalent awards of outstanding awards under the Plan by Cibus (if Cibus is the surviving corporation) or by the surviving corporation or its parent or subsidiary;
•termination of outstanding awards under the 2017 Plan in exchange for a payment of cash, securities and/or other property equal to the excess of the fair market value of the portion of the awards stock that is vested and exercisable immediately prior to the consummation of the corporate transaction over the per share exercise price;
•any combination of assumption, substitution, or termination of outstanding awards under the 2017 Plan as described above; provided that outstanding awards of stock options and SARs may be cancelled without consideration if the fair market value on the date of the event is greater than the exercise or hurdle price of such award; or
•acceleration of the vesting (including the lapse of any restrictions, with any performance criteria or conditions deemed met at target) and exercisability of outstanding award in full prior to the date of the corporate transaction and the expiration of awards not timely exercised by the date determined by the plan administrator.

A triggering event as defined in the plan includes (i) a sale, transfer or disposition of all or substantially all of Cibus’ assets other than to (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by Cibus, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of Cibus in substantially the same proportions as their ownership of common stock, or (C) an Excluded Entity (as defined in subsection (ii) below); or (ii) any merger, consolidation or other business combination transaction of Cibus with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of Cibus outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of Cibus (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”); or (iii) any direct or indirect purchase or other acquisition by any person or group, other than a parent company or another person that is controlled by a parent company, of more than 50% of the total outstanding equity interests in or voting securities of Cibus, excluding any transaction that is determined by the Board in its reasonable discretion to be a bona fide capital raising transaction.
The RSU and option awards granted to NEOs under the 2017 Plan generally provide that 100% of the total number of RSUs or shares underlying the options shall vest in the event of the termination of the NEO’s employment without cause within 12 months following a triggering event or resignation of the NEO for “good reason” following a triggering event.

As noted above, upon the closing of the Merger Transactions, unvested Cibus Global stock awards held by Mr. Riggs, Dr. Beetham and Mr. Broos were converted into restricted stock awards of Class A Common Stock under the 2017 Plan. These restricted stock awards provide that in the event that a triggering event occurs and the NEO is not offered continued employment upon the triggering event, 100% of the total number of restricted shares shall vest. Continued employment for these purposes means employment that does not require the NEO to relocate and does not result in a substantial change in the NEO’s duties to the company as in effect immediately prior to the triggering event.

PAY VERSUS PERFORMANCE DISCLOSURE
Pay Versus Performance Table

PAY VERSUS PERFORMANCE
Year (a)	Summary Compensation Table (SCT) Total for Riggs ($) (b-1) (1)	Compensation Actually Paid (CAP) to Riggs ($) (c-1) (1)(2)	SCT Total for Carr ($) (b-2) (1)	CAP to Carr ($) (c-2) (1)(2)	Average SCT Total for Non-PEO Named Executive Officers (NEOs) ($) (d) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (e) (1)(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return ($) (f) (3)	Net Income (Loss) (g) ($ in 000s)
2024	500,011	(1,244,409)	—	—	525,753	(61,454)	2.61	(282,713)
2023	292,314	(1,837,261)	1,162,641	1,468,708	756,799	324,110	18.72	(337,639)
2022	—	—	1,514,006	(322,674)	856,101	157,879	6.95	(16,891)
____________________________________________
(1) Michael Carr served as our principal executive officer (“PEO”) for all of 2022, and from January 1, 2023, through May 31, 2023. Rory Riggs served as our PEO from June 1, 2023, through December 31, 2023, and for all of 2024. For 2022, our non-PEO named executive officers (“NEOs”) included William Koschak, Travis Frey, and Debra Frimerman. For 2023, our non-PEO NEOs included Travis Frey, Debra Frimerman, Peter Beetham, and Greg Gocal. For 2024, our non-PEO NEOs included Peter Beetham and Cornelis (Carlo) Broos.
(2) For 2024, the values included in this column for the compensation actually paid to Rory Riggs, and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b-1) and (d) for 2024, respectively:

Rory Riggs	2024
Summary Compensation Table Total for PEO (column (b-1))	$500,011
(-) SCT “Stock Awards” column value	—
(-) SCT “Option Awards” column value	—
(+) year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	—
(+/-) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(1,143,361)
(+) vesting date fair value of equity awards granted and vested in the covered year	—
(+/-) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(601,059)
(-) fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	—
(+) dollar value of dividends/earnings paid on equity awards in the covered year	—
(+) excess fair value for equity award modifications	—
Compensation Actually Paid to Rory Riggs (column (c-1))	$(1,244,409)

AVERAGE FOR NON-PEO NEOs	2024
Average SCT Total for Non-PEO NEOs (column (d))	$525,753
(-) SCT “Stock Awards” column value	(58,938)
(-) SCT “Option Awards” column value	(97,318)
(+) year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	71,340
(+/-) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(308,251)
(+) vesting date fair value of equity awards granted and vested in the covered year	—
(+/-) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(194,040)
(-) fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	—
(+) dollar value of dividends/earnings paid on equity awards in the covered year	—
(+) excess fair value for equity award modifications	—
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$(61,454)
______________________________________________________________
(3) For each of 2024, 2023 and 2022, total shareholder return for the Company was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 31, 2021, assuming dividend reinvestment. Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

Pay Versus Performance Relationship Descriptions
The following graphical comparisons provide descriptions of the relationships between certain figures included in the Pay Versus Performance table for each of 2024, 2023, and 2022, including: comparisons between (a) the compensation actually paid to the PEOs and the average compensation actually paid to our non-PEO NEOs and (b) each of the performance measures set forth in columns (f) and (g) of the Pay Versus Performance table.

Relationship Between Compensation Actually Paid and Total Shareholder Return
Compensation Actually Paid
$500,000.00
$-
$(500,000.00)
$(1,000,000.00)
$(1,500,000.00)
Total Shareholder Return
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
12/31/2021
2022
2023
2024
PEO Compensation
Avg NEO Compensation
Company TSR

Relationship Between Compensation Actually Paid and Company Net Loss
Compensation Actually Paid
$500,000.00
$-
$(500,000.00)
$(1,000,000.00)
$(1,500,000.00)
Net Loss ($ in 000s)
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
$(250,000)
$(300,000)
$(350,000)
$(400,000)
2022
2023
2024
PEO Compensation
Avg NEO Compensation
Net Loss

DIRECTOR COMPENSATION

The Cibus, Inc. Non-Employee Director Compensation Policy provides that each non-employee director will receive an annual cash retainer for service on the Board equal to $60,000, payable in equal semi-annual installments in arrears on July 1 and December 31 of each year (with such amounts prorated for any partial years of service). In addition, the following annual cash retainer amounts will be paid for the following leadership roles on the Board and committees:

•Lead director - $25,000

•Chair of the Compensation Committee - $12,000

•Chair of the Nominating and Corporate Governance Committee - $10,000

•Chair of the Audit Committee - $15,000

•Chair of the Strategy Committee - $25,000

In addition, this policy provides that each non-employee director will receive equity compensation as follows: (1) for non-employee directors domiciled in the United States, an option award with a grant date value equal to approximately $90,000, which option award will have a 10-year term and (2) for non-employee directors domiciled outside of the United States, the choice to receive either an option award with a grant date value equal to approximately $90,000, which option award will have a 10-year term, or an RSU award with a grant date value equal to approximately $90,000. In each case, these awards, which shall be made on the date of the Company’s annual meeting each year, shall generally vest, subject to the non-employee director’s continued service, on the earlier of the first anniversary of the grant date or the date of the Company’s next annual meeting of shareholders following the grant date. Prorated awards will be granted to newly appointed non-employee directors who are not initially appointed to the Board at an annual meeting of shareholders.

2024 Director Compensation Table

The following table sets forth the amount of non-employee director compensation during our fiscal year 2024. Mr. Riggs and Dr. Beetham did not receive any additional compensation for their Board service during 2024, and for outstanding equity award information for Mr. Riggs and Dr. Beetham, see “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Rory Riggs	—	—	—	—	—
Peter Beetham, Ph.D.	—	—	—	—	—
Mark Finn	110,000	—	142,435	—	252,435
Jean-Pierre Lehmann	60,000	—	142,435	—	202,435
Gerhard Prante, Ph.D.	97,000	89,987	52,478	—	239,465
Keith Walker, Ph.D.	60,000	—	142,435	—	202,435
August Moretti (4)	7,174	—	47,516	—	54,690
_________________________________________
(1) This column reflects the fair value of restricted stock units granted in 2024 based on the stock price on the date of grant and calculated in accordance with FASB ASC Topic 718, as disclosed in Note 8 “Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. The amounts do not correspond to the actual value that will be realized by the non-employee director. As of December 31, 2024, Dr. Prante held 6,072 restricted stock units.
(2) This column reflects the fair value of options granted in 2024 based on their grant date fair value calculated in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be realized by the non-employee director. The assumptions used in the calculation of the amounts are described in Note 8 “Stock-Based Compensation” to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. As of December 31, 2024, Cibus’ non-employee directors held stock options for the following number of shares of Cibus’ Class A Common Stock: (i) Messrs. Finn and Lehmann and Dr. Walker, 12,277 shares, (ii) Dr. Prante, 4,565 shares, and (iii) Mr. Moretti, 14,733 shares.

(3) For Messrs. Finn and Lehmann and Drs. Prante and Walker, includes an option award with a grant date value equal to $52,478 granted in 2024 for service as a Cibus director during 2023. These option awards have a 10-year term and immediately vested on the grant date.
(4) Mr. Moretti was appointed to the Cibus Board on November 18, 2024.

PROPOSAL NO. 2 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking stockholders to cast a nonbinding, advisory vote to approve the compensation of its named executive officers, as disclosed pursuant to SEC rules, the executive compensation tables and related compensation disclosures included in this Proxy Statement. The advisory resolution below, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views about the compensation the Company pays to its named executive officers, as described in this Proxy Statement. We hold an annual say-on-pay vote, and the next say-on-pay vote to approve the compensation of our named executive officers is expected to occur at the 2026 annual meeting of stockholders.
The resolution is required by Section 14A of the Exchange Act. The resolution is not intended to indicate your approval of future “golden parachute” payments. We will seek shareholder approval of any “golden parachute” payments at the time of any transaction triggering those payments to the extent required by applicable law.
Cibus’ compensation program is designed to recognize the level of responsibility of an executive within Cibus, taking into account the NEO’s role and expected leadership within Cibus’ organization, and to encourage and reward decisions and actions that have a positive impact on Cibus’ overall performance. Before you vote, please review the section captioned “Executive Compensation” above.
You may vote “FOR” or “AGAINST” the resolution or “ABSTAIN” from voting on the resolution. The result of the say-on-pay proposal will not be binding on the Company or the Board; however, the Board values the views of its stockholders.
We ask you to vote “FOR” the following resolution which will be presented by the Board at the Annual Meeting:
“RESOLVED, that the stockholders of Cibus, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders.”
If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement and described in this say-on-pay proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NONBINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of BDO USA, P.C.

BDO USA, P.C. has served as our independent registered public accounting firm since May 31, 2023. The Audit Committee has approved the engagement of BDO USA, P.C. to perform audit and audit-related services with respect to the fiscal year ending December 31, 2025, and the Board has directed that management submit the selection of BDO USA, P.C. as Cibus’ independent registered public accounting firm for ratification by the stockholders at the Annual Meeting as part of this Proposal No. 3. The Audit Committee’s selection process includes consideration of the following factors: continuity of experience with our business, internal controls, and technical accounting experience; independence; history of and reputation for thoroughness, accuracy, excellence, and integrity; and reasonableness of fees. In the event the stockholders do not ratify the reappointment of BDO USA, P.C., the Audit Committee will reconsider the selection.
Representatives of BDO USA, P.C. will be present at the Annual Meeting. They will be given an opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Independent Registered Public Accounting Firm

Prior to the completion of the Merger Transactions, Ernst & Young LLP served as the independent registered public accounting firm of Legacy Calyxt. On May 31, 2023, the Audit Committee approved the dismissal of Ernst & Young LLP as its independent registered public accounting firm, effective as of the appointment of BDO USA, P.C. as the independent registered public accounting firm of the Company.

The reports of Ernst & Young LLP on Legacy Calyxt’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that Ernst & Young LLP’s report on the consolidated financial statements of Legacy Calyxt as of and for the fiscal year ended December 31, 2022, contained separate paragraphs that stated:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred recurring losses from operations, utilized cash from operations, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

“As discussed in Notes 1 and 8 to the consolidated financial statements, the Company changed its method of accounting for leases in 2022 due to the adoption of ASU No. 2016-02, Leases.”

In connection with the audit of Legacy Calyxt’s consolidated financial statements for the fiscal year ended December 31, 2022, and in the subsequent interim period through May 31, 2023, there were (i) no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its report and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Legacy Calyxt provided Ernst & Young LLP with a copy of the disclosures contained in the Current Report on Form 8-K filed on June 1, 2023, and requested a letter addressed to the SEC stating whether it agrees with the statements contained therein. A copy of that letter, dated May 31, 2023, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2023.

On May 31, 2023, the Audit Committee approved the engagement of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023. BDO USA, P.C. served as independent registered public accounting firm of Cibus Global prior to the Merger Transactions. During the year ended December 31, 2022, and subsequent interim period through May 31, 2023, Legacy Calyxt did not consult with BDO USA, P.C. with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that BDO USA, P.C. concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Pre-Approval of Accounting Services

The Audit Committee has established a policy regarding pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm. Under that policy, the Audit Committee must approve the services to be rendered and fees to be charged by our independent registered public accounting firm. Unless a type of service has received general pre-approval, it will require specific pre-approval of the Audit Committee if it is to be provided by the independent auditor. The Audit Committee may establish pre-approval fee limits for all services to be provided by the independent accountant. The Audit Committee must then approve, in advance, any services or fees exceeding those pre-approved levels, subject to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Legacy Calyxt Audit Committee pre-approved all services and fees charged by Ernst & Young LLP as the Company’s independent registered public accounting firm to the Company prior to the completion of the Merger Transactions. The Audit Committee pre-approved all services and fees charged by BDO USA, P.C. as the Company’s independent registered public accounting firm to the Company in 2023 after the completion of the Merger Transactions and in 2024.
The Audit Committee may delegate pre-approval authority from time to time to one or more of its other members in its discretion.

Fees Billed by Independent Registered Public Accounting Firm for Fiscal Years 2024 and 2023

BDO USA, P.C. became the Company’s external auditor effective May 31, 2023, upon the closing of the Merger Transactions. The following table presents aggregate fees (including related expenses) for services rendered by BDO USA, P.C. to the Company, post Merger Transactions, in the fiscal years ended December 31, 2024, and 2023:

	Years Ended December 31,
	2024	2023
Audit Fees	$1,309,918	$940,566
Audit-Related Fees	—	—
Tax Fees (1)	1,486,010	25,000
All Other Fees	—	—
Total	$2,795,928	$965,566
__________________________________________
(1) Represents tax fees associated with Section 382 and tax fees incurred in 2024 related to the Merger Transaction.

REPORT OF THE AUDIT COMMITTEE
This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles.

BDO USA, P.C., our independent registered public accounting firm for the year ended December 31, 2024, was responsible for performing an independent audit of our consolidated financial statements for the years ended December 31, 2024, and 2023, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed our audited financial statements for the years ended December 31, 2024, and 2023, with management and with our independent auditor, BDO USA, P.C. These audited financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2024 (“Annual Report”).
The Audit Committee has also discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee also has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence and has discussed with BDO USA, P.C. its independence from us.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the years ended December 31, 2024, and 2023, be included in the Annual Report for filing with the SEC.

THE AUDIT COMMITTEE
Mr. Mark Finn (Chair)
Mr. Jean-Pierre Lehmann
Dr. Keith Walker

Mr. August Moretti

PROPOSAL NO. 4 — APPROVAL OF THE ESPP PROPOSAL

Proposal Summary

We are asking our stockholders to approve the Cibus, Inc. 2025 Employee Stock Purchase Plan (the “2025 ESPP”) and the reservation by the Board of an initial 326,384 shares of the Company’s Class A common stock, par value $0.0001 per share (subject to an annual increase as described below), under the 2025 ESPP to provide eligible employees of the Company and its designated subsidiaries with opportunities to purchase shares of the Company’s Class A common stock and generally to qualify such common stock for special tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code” and such section, “Section 423”).

Overview

On March 25, 2025 (the “Board Approval Date”), our Board approved the 2025 ESPP, subject to stockholder approval, and initially reserved 326,384 shares of the Company’s Class A common stock for issuance under the 2025 ESPP. The 2025 ESPP will become effective on May 22, 2025, subject to stockholder approval of the 2025 ESPP at the Annual Meeting. If the 2025 ESPP is not approved by our stockholders, it will not become effective and no purchase rights will be granted thereunder. The purposes and benefits of the 2025 ESPP are described below.

If the 2025 ESPP is approved, it is expected that there will be sufficient shares available under the 2025 ESPP (via the initial share reserve and the annual renewal) to satisfy our needs under the 2025 ESPP for approximately 10 years, but the shares of Class A common stock available under the 2025 ESPP could last for a different period of time if actual practice does not match current expectations or our share price changes materially. Based on the closing price per share of our Class A common stock on the Nasdaq Stock Market on March 20, 2025 of $2.19 per share, the aggregate market value as of that date of the 326,384 shares of Class A common stock initially reserved for issuance under the 2025 ESPP was $714,781. The initial 326,384 shares of Class A common stock that will be available under the 2025 ESPP, if approved by our stockholders, will represent approximately 1% of our 32,638,411 fully-diluted outstanding shares of Class A common stock as of March 20, 2025.

Purpose of the 2025 ESPP

The purpose of the 2025 ESPP is to provide eligible employees of the Company with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and to provide an incentive for continued employment. The 2025 ESPP is an important component of the benefits package that we will offer to our employees. We believe that it will be a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in our success. The 2025 ESPP is intended to satisfy the requirements of an “employee stock purchase plan” under Section 423, although it provides for both Section 423 and non-Section 423 components.

Description of the 2025 ESPP

The following is a summary of the 2025 ESPP, which is qualified in its entirety by the complete text of the 2025 ESPP attached as Appendix A to this Proxy Statement. To the extent the description below differs from the 2025 ESPP text in Appendix A, the text of the 2025 ESPP governs the terms and provisions of the 2025 ESPP. Because the Company’s executive officers are eligible to participate in the 2025 ESPP, they may be deemed to have a personal interest in the adoption of this proposal. Non-employee directors are not eligible to participate in the 2025 ESPP.

Administration

The 2025 ESPP will be administered by the Compensation Committee or such other committee or subcommittee of the Board, if any, duly appointed to administer the 2025 ESPP and having such powers as specified by the Board. The Board may in its discretion also exercise any or all of such powers. References to the “Committee” in this proposal refer to the Compensation Committee, such other committee designated by the Board, or the full Board, as applicable. Subject to the provisions of the 2025 ESPP, the Committee will determine all of the relevant terms and conditions of purchase rights pursuant to the 2025 ESPP and exercise such powers and performs such acts as necessary or expedient to promote the best interests of the Company (and its parents and subsidiaries) and carry out the intent that the Section 423 component of the 2025 ESPP be treated as an “employee stock purchase plan” under Section 423 (including by ensuring that all participants granted purchase rights pursuant an offering under the Section 423 component will have the same rights and privileges within the meaning of Section 423). Any and all interpretations, actions, decisions and determinations taken or made by the Committee in the exercise of its discretion under the 2025 ESPP or any agreement under the 2025 ESPP will be final, binding and conclusive (except as otherwise provided in the 2025 ESPP). All expenses reasonably incurred by the Company in the administration of the 2025 ESPP will be paid by the Company. The administrator, in its discretion, may determine the terms of offerings under our 2025 ESPP, including determining which of our designated affiliates will be eligible to participate in the Section 423 component of our 2025 ESPP and which of our designated affiliates will be eligible to participate in the non-Section 423 component of our 2025 ESPP.

Any officer of the Company will have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has actual authority with respect to such matter, right, obligation, determination or election.

The Company may, from time to time, consistent with the 2025 ESPP and the requirements of Section 423 (as applicable), establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the 2025 ESPP.

Eligibility

Each employee (as defined in the 2025 ESPP) of the Company or any Company subsidiary or parent designated by the Committee in its discretion is eligible to participate in an offering period under the 2025 ESPP, except employees who have been employed by the group of participating companies for a period of less than one month as of the first day of an offering period (unless otherwise determined by the Committee).

However, no employee is eligible to participate in the 2025 ESPP or be granted a purchase right under the 2025 ESPP if, immediately after such grant, that employee would own, or hold options to purchase, stock of the Company or of any parent or subsidiary of the Company possessing 5% or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423 (as further described in the 2025 ESPP).

As of December 31, 2024, the Company and its designated subsidiaries collectively had approximately 159 employees, including 4 executive officers, that were eligible to participate in the 2025 ESPP. The basis for participation in the 2025 ESPP is meeting the eligibility requirements and electing to participate.

Offering Periods

Unless otherwise determined by the Committee, the purchase date for each offering period under the 2025 ESPP will be the last day of the offering period. Offering periods may be consecutive.

The duration for each offering period under the 2025 ESPP shall be determined by the Committee, provided that no offering period will have a duration exceeding 27 months.

Participation and Payroll Deductions

Eligible employees may become participants in the 2025 ESPP by timely completing and electronically submitting a subscription agreement stating an employee’s election to participate in the 2025 ESPP and authorizing payroll deductions. Each participating employee must authorize contributions pursuant to the 2025 ESPP as a whole percentage of the participating employee’s base salary or hourly wages payable in cash. Such payroll deductions generally may not be less than 1% or more than 10% of a participant’s base salary or hourly wages. A participant’s payroll deductions for each calendar year may not exceed $25,000 in fair market value. The Committee may change the foregoing limits on payroll deductions effective as of the first day of an offering period.

A participant may decrease the rate of payroll deductions during an offering period by completing a new subscription agreement for payroll deductions, with the new rate to become effective on the first day of the month following the end of the month after receipt of the new subscription agreement and continuing for the remainder of the offering period unless changed. A participant may increase or decrease the rate of payroll deductions for any future offering period by completing a new subscription agreement prior to the beginning of such offering period.

Once an employee becomes a participant in an offering period, then such participant will automatically participate in each subsequent offering period commencing immediately following the last day of such prior offering period provided that the participant remains an eligible employee on the first day of the new offering period and has not either withdrawn from the 2025 ESPP, terminated employment, or otherwise ceased to be an eligible employee as provided in the 2025 ESPP.

Each eligible employee who has timely elected to participate in the 2025 ESPP is automatically granted an option to purchase Class A common stock (a “purchase right”) on the first day of each offering period. The purchase right will consist of an option to purchase the number of whole shares of Class A common stock determined by dividing the “dollar limit” by the fair market value of a share of Class A common stock on the first day of the offering period. The dollar limit is $2,083.33 multiplied by the number of months (rounded to the nearest whole month) in the offering period, rounded to the nearest whole dollar. The Committee may, prior to the first day of any offering period, (1) change the method of, or any of the foregoing factors in, determining the number of shares of Class A common stock subject to purchase rights to be granted on such day, or (2) specify a maximum aggregate number of shares of Class A common stock that may be purchased by all participants in an offering or on any purchase date within an offering period.

If the number of shares of Class A common stock that might be purchased by all participants on a purchase date exceeds the number of shares of Class A common stock available in the 2025 ESPP or the maximum aggregate number of shares of Class A common stock that may be purchased on such purchase date pursuant to a limit established by the Committee, the Company will make a pro-rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any participant will be disregarded.

Participant Accounts

Unless otherwise required by law, the Company may use all payroll deductions received or held by it under the 2025 ESPP for any corporate purpose, and the Company will not be required to segregate participant payroll deductions. Until shares are issued, participants will only have the rights of an unsecured creditor. Participants exercising purchase rights will generally receive, or have access to, promptly after the end of each purchase period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the purchase price, the date of purchase, and the remaining cash balance, if any, refunded or carried forward to the next purchase period or offering period, as the case may be. In addition, each participant will be provided information concerning the Company equivalent to that information provided generally to the Company’s stockholders.

Purchase of Class A Common Stock

On each purchase date of an offering period, so long as the 2025 ESPP remains in effect and provided that a participant has not withdrawn from the 2025 ESPP and the participant’s participation in the offering has not otherwise terminated before such purchase date, each participant as of such purchase date will automatically acquire the whole number of shares of Class A common stock determined by dividing (1) the total amount of the participant’s payroll deductions accumulated in the participant’s account during the offering period and not previously applied toward the purchase of Class A common stock by (2) the purchase price, subject to the limitations described in the 2025 ESPP.

The purchase price will be determined by the Committee, provided that in no event may the purchase price be less than 85% of the lesser of (1) the fair market value of the Class A common stock on the first day of the offering period and (2) the fair market value of the Class A common stock on the purchase date.

No participant will be granted a purchase right that permits his or her right to purchase Class A common stock under the 2025 ESPP to accrue at a rate that, when aggregated with such participant’s rights to purchase shares under all other employee stock purchase plans of a participating company intended to meet the requirements of Section 423, exceeds $25,000 in fair market value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which the purchase right is outstanding at any time.

As promptly as practicable after the purchase date, the Company will issue shares for the participant’s benefit representing the shares purchased upon exercise of his or her purchase right. Any cash balance remaining in a participant’s account following a purchase date will be refunded to the participant as soon as practicable after such purchase date. However, if the cash balance to be returned to a participant is less than the amount that would have been necessary to purchase an additional whole share of Class A common stock on the purchase date, the Company may retain the cash balance in the participant’s account to be applied toward the purchase of shares of Class A common stock in the subsequent purchase period or offering period.

Transferability

Neither payroll deductions credited to a participant’s account nor any purchase rights may be assigned, transferred, pledged or otherwise disposed of in any way by the participant other than as provided by the 2025 ESPP or by will or the laws of descent and distribution. A beneficiary designation as described in the 2025 ESPP will not be treated as a disposition. Any attempt at assignment, transfer, pledge, or other disposition will be void and without effect, except that the Company may treat such act as an election to withdraw from the 2025 ESPP.

Withdrawal and Termination of Employment

A participant may withdraw from an offering period under the 2025 ESPP pursuant to a method specified by the Company. Unless otherwise determined by the Committee, such withdrawal may be elected at any time prior to 15 days before the purchase date.

Upon withdrawal from the 2025 ESPP, the accumulated payroll deductions that have not been applied toward the purchase of shares of Class A common stock will be returned to the withdrawn participant as soon as practicable after the withdrawal, without interest (unless otherwise required by applicable law), and his or her interest in the 2025 ESPP and the offering will terminate. If a participant voluntarily elects to withdraw from 2025 ESPP, he or she may not resume his or her participation in the 2025 ESPP during the same offering period, but he or she may participate in any offering period under the 2025 Plan that commences on a date after such withdrawal by meeting the 2025 ESPP’s eligibility requirements and filing a new subscription agreement.

Termination of a participant’s employment for any reason (determined in accordance with Section 423), including (but not limited to) retirement, death, disability, or the failure of a participant to remain eligible to participate in the 2025 ESPP, will immediately terminate his or her participation in the 2025 ESPP for participants in the Section 423 component.

In the event a participant’s interest in the 2025 ESPP is terminated by withdrawal, termination of employment or otherwise, or in the event the 2025 ESPP is terminated by the Board, the Company will deliver to the participant (or in the case of the participant’s death, to his or her legal representative) all accumulated payroll deductions credited to such participant’s account. No interest will accrue on the payroll deductions of a participant in the 2025 ESPP or otherwise be credited to the participant’s 2025 ESPP account, unless otherwise required by law.

Change in Control

In the event of a change in control (as defined in the 2025 ESPP), the Board (or the Committee) may provide for any of, or a combination of any of, the following: (1) each purchase right will be assumed or an equivalent purchase right will be substituted by the successor entity or parent or subsidiary of such successor entity; (2) a date selected by the Board (or the Committee) on or before the date of consummation of such change in control will be treated as a purchase date and all outstanding purchase rights will be exercised on such date; (3) all outstanding purchase rights will terminate and the accumulated payroll deductions will be refunded to each participant upon or immediately prior to the change in control; or (4) outstanding purchase rights will continue unchanged.

Authorized Shares

Subject to adjustment as provided in the 2025 ESPP, the maximum aggregate number of shares of Class A common stock that may be issued under the 2025 ESPP is 326,384 and will consist of authorized but unissued or reacquired shares of Class A common stock, shares of Class A common stock purchased on the open market, or any combination thereof. This maximum aggregate number of shares will be automatically increased on the first day of each of the Company’s fiscal years beginning in 2026 and ending in 2035 in an amount equal to the lesser of (1) 326,384 shares of the Company’s Class A common stock and (2) such other number of shares as determined by the Board.

Subject to the requirements of Section 424 of the Code to the extent applicable, in the event of any change in capitalization of the Company or other extraordinary transactions or events, appropriate and proportionate adjustments will be made in the number and kind of shares subject to the 2025 ESPP, the limit on the shares which may be purchased by any participant during an offering and each purchase right, and in the purchase price, in order to prevent dilution or enlargement of participants’ rights under the 2025 ESPP.

Amendment or Termination

The 2025 ESPP will continue in effect until the earliest of (1) its termination by the Board, (2) the issuance of all shares of Class A common stock available for issuance under the 2025 ESPP and (3) the day before the ten year anniversary of the effective date of the 2025 ESPP.

The Committee may at any time amend, suspend or terminate the 2025 ESPP, except that (1) no such amendment, suspension or termination will affect purchase rights previously granted under the 2025 ESPP unless expressly provided by the Board, and (2) no such amendment, suspension or termination may materially adversely affect a purchase right applicable to an ongoing offering period under the 2025 ESPP without the consent of the participant, except to the extent permitted by the 2025 ESPP or as may be necessary to qualify the 2025 ESPP as an employee stock purchase plan pursuant to Section 423 or to comply with any applicable law, regulation or rule.

In addition, an amendment to the 2025 ESPP must be approved by the stockholders of the Company within 12 months of the adoption of the amendment if the amendment would authorize the sale of more shares than are then authorized for issuance under the 2025 ESPP or would change the definition of the corporations that may be designated by the Committee as participating companies.

Notwithstanding the foregoing, in the event that the Committee determines that continuation of the 2025 ESPP or an offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any participant, including with respect to an offering period then in progress: (1) terminate the 2025 ESPP or any offering period; (2) accelerate the purchase date of any offering period; (3) reduce the discount or the method of determining the purchase price in any offering period (e.g., by determining the purchase price solely on the basis of the fair market value on the purchase date); (4) reduce the maximum number of shares of Class A common stock that may be purchased in any offering period; or (5) take any combination of the foregoing actions.

Non-U.S. Participants

The Committee will have the power, in its discretion, to adopt such procedures or sub-plans as are necessary or appropriate to permit or facilitate participation in the 2025 ESPP by employees who are foreign nationals or located outside the United States. The Committee specifically is authorized to adopt rules, procedures and sub-plans, which, for purposes of the non-Section 423 component of the 2025 ESPP, may be outside the scope of Section 423 regarding, without limitation, eligibility to participate in the 2025 ESPP, handling and making of payroll deductions and other contributions, establishment of bank or trust accounts to hold payroll deductions and other contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, which may vary according to local requirements or practices.

Material U.S. Federal Tax Consequences

The Section 423 component of the 2025 ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423. The following is a description of the material federal tax consequences associated with the Section 423 component of the 2025 ESPP. The tax consequences of the non-Section 423 component of the 2025 ESPP will differ and are not covered by the below summary and any other tax-related consequences with respect to the Section 423 component are also not covered.

Under the Code, no taxable income should be recognized by a participant with respect to shares purchased under the 2025 ESPP either at the time of enrollment or at any purchase date within an offering period.

If a participant disposes of shares purchased pursuant to the 2025 ESPP more than two years from the applicable grant date, and more than one year from the applicable purchase date, the participant will recognize ordinary compensation income equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) the excess of the fair market value of the shares as of the grant date over the purchase price (determined assuming purchase on the grant date). Any gain on the disposition in excess of the amount treated as ordinary compensation income will be long-term capital gain.

The Company is not entitled to take a deduction for the amount of the discount in the circumstances indicated above.

If the participant disposes of shares purchased pursuant to the 2025 ESPP within two years after the grant date or one year after the purchase date, the employee will recognize ordinary compensation income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

The federal income tax rules relating to employee stock purchase plans qualifying under Section 423 are complex. Therefore, the foregoing outline is intended to summarize only certain major federal income tax rules concerning qualified employee stock purchase plans.

New Plan Benefits

Because benefits under the 2025 ESPP will depend on employees’ elections to participate and the fair market value of the Company’s Class A common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2025 ESPP is approved by the stockholders.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CIBUS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information related to the Company’s compensation plans under which shares of its Class A Common Stock are authorized for issuance as of December 31, 2024:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	(b) Weighted average exercise price of outstanding options, warrants and rights (3)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)(5)
Equity compensation plans approved by security holders (1)	1,626,183	$75.44	874,607
Equity compensation plans not approved by security holders	—	—	—
Total	1,626,183	$75.44	874,607
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(1) Includes the Calyxt, Inc. Equity Incentive Plan (2014 Plan) and the Cibus, Inc. 2017 Omnibus Plan (2017 Plan).
(2) Includes shares of Class A Common Stock to be issued upon exercise under equity compensation plans approved by security holders of 572,264 stock options, 779,861 restricted stock units (RSUs) subject to vesting, and 274,058 restricted stock awards (RSAs) subject to vesting.
(3) Represents the weighted average exercise price of options outstanding under equity compensation plans approved by security holders under the 2014 Plan and the 2017 Plan. Does not take into account outstanding RSUs and RSAs which, when settled, will be settled in shares of the Company's Class A Common Stock on a one-for-one basis at no additional cost.
(4) For equity compensation plans approved by security holders, of these shares, none are available for future issuance from the 2014 Plan and 874,607 remain available for future issuance from the 2017 Plan. The total number of shares available for issuance under the 2017 Plan will be increased on the first day of each Company fiscal year during the term of the Plan beginning in 2024 in an amount equal to the least of (i) 7.5 percent of the outstanding Shares (as defined in the 2017 Plan) on the last day of the immediately preceding fiscal year or (ii) such number of shares as determined by the Board of Directors in its discretion. All of these shares are available for issuance other than upon exercise of options, warrants, or rights.
(5) In March 2025, the Board of Directors confirmed that the available shares under the 2017 Plan increased by 1,590,579 pursuant to the annual increase described in Note (4), effective as of January 1, 2024. This annual increase is not reflected in the totals as of December 31, 2024 in this table.

PROPOSAL NO. 5 — APPROVAL OF THE STOCK ISSUANCE PROPOSAL

The Company is asking stockholders to approve the issuance of up to 9,040,000 shares of Class A Common Stock issuable upon the exercise of outstanding January Common Warrants, which were issued pursuant to the January Securities Purchase Agreements, for purposes of Nasdaq Listing Rule 5635(d), as described in more detail below.

General Background

On January 21, 2025, the Company entered into Securities Purchase Agreements (the “January Securities Purchase Agreements”) pursuant to which the Company agreed to issue and sell (i) 4,340,000 shares of the Company’s Class A Common Stock (the “January Shares”) and accompanying common warrants to purchase an aggregate of 4,340,000 shares of Class A common Stock (the “January Common Warrants, Tranche 1”) and (ii) pre-funded warrants to purchase 4,700,000 shares of Class A Common Stock (“January Pre-Funded Warrants”) and accompanying common warrants to purchase up to an aggregate of 4,700,000 shares of Class A Common Stock (the “January Common Warrants, Tranche 2” and, together with the January Common Warrants, Tranche 1, the “January Common Warrants”) (collectively, the “January Offering”). On January 24, 2025, the Company completed the January Offering, which was conducted as a registered direct offering.

Each January Share was offered together with an accompanying January Common Warrant to purchase one share of Class A Common Stock, at a combined offering price of $2.50 per unit. Each January Pre-Funded Warrant was offered together with an accompanying January Common Warrant to purchase one share of Class A Common Stock, at a combined offering price of $2.4999 per unit. As part of the January Offering, the Company entered into a Securities Purchase Agreement with Rory Riggs, Cibus’ Board Chairman and former Chief Executive Officer, pursuant to which the Company sold to Mr. Riggs 4,000,000 of the January Pre-Funded Warrants and accompanying January Common Warrants to purchase up to 4,000,000 shares of Class A Common Stock, at a combined offering price of $2.4999.

The January Common Warrants will not be exercisable by any holder of January Common Warrants unless and until stockholder approval is received.

The January Common Warrants may be exercised at any time commencing on or after the first trading day following the date of stockholder approval (the “Warrant Stockholder Approval Date”), which is the stockholder approval being sought by this Proposal 5, and from time to time thereafter through and including the five-year anniversary of the Warrant Stockholder Approval Date, unless earlier redeemed in accordance with the terms of the January Common Warrants. The exercise price for the January Common Warrants will initially be $2.50 per share and will be subject to customary adjustments as provided in the terms of the January Common Warrants, including a stock split of, stock dividend on, or a subdivision, combination or recapitalization of the Class A Common Stock.

The January Common Warrants may be redeemed at the Company’s option, in whole or in part on a pro rata basis, any at any time upon the occurrence of (i) the Company’s public announcement of an operational Soybean platform (the “Announcement”) and (ii) the first date on which the closing price of the Class A Common Stock on Nasdaq has equaled or exceeded $5.00 per share for fifteen consecutive trading days (the “Trading Condition”) ((i) and (ii) collectively referred to as the “Redemption Conditions”), at a redemption price of $0.0001 per January Common Warrant (the “Redemption Price”). As more fully described in the January Common Warrants, the Company shall provide prompt notice to the holders upon Announcement (the “First Notice”) and upon meeting the Redemption Conditions (the “Second Notice”). Following or concurrently with the delivery of the Second Notice, the Company may, at its option, notify holders of its election to redeem the January Common Warrants (the “Redemption Notice”), which Redemption Notice shall be delivered no less than 30 calendar days prior to the Redemption Date (as defined below). From and after the date on which the January Common Warrants are redeemed, holders of redeemed January Common Warrants will have no further rights pursuant to the January Common Warrants except to receive payment of the Redemption Price upon surrender of their warrant certificates and will be deemed cancelled and void. January Common Warrants noticed for redemption may not be exercised at any time after the 30th calendar day following the date on which the Redemption Notice shall have been given by the Company and prior to the date upon which the January Common Warrants are redeemed by the Company (the “Redemption Date”), unless the Company defaults on payment of the Redemption Price on the Redemption Date.

Subject to limited exceptions, following the Warrant Stockholder Approval Date, a holder of January Common Warrants will not have the right to exercise any portion of the January Common Warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% or 9.99%, as elected by the holder in the January Offering, or in the case of Mr. Riggs, 19.99%, of the number of shares of Class A Common Stock outstanding immediately after giving effect to its exercise (the “Beneficial Ownership Limitation”). The holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of the January Common Warrant, provided that in no event shall the limitation exceed 9.99%, or in the case of Mr. Riggs, 19.99%, of the number of shares of Class A Common Stock outstanding immediately after giving effect to the exercise of the January Common Warrant. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation in respect of the Common Warrants held by Mr. Riggs shall remain in effect solely insofar as required by applicable Nasdaq listing rules.

For further information regarding the terms of the January Common Warrants, please refer to the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2025. The discussion herein relating to the January Common Warrants is qualified in its entirety by reference to the January Common Warrants filed as an exhibit to such Form 8-K.

The Nasdaq Stockholder Approval Rule

The Company’s Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

The Nasdaq 20% Rule. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, in each case, at a price that is less than the “Minimum Price.” The Minimum Price is the lower of (1) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average Nasdaq official closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Company is asking stockholders to approve the issuance of up to 9,040,000 shares of Class A Common Stock issuable upon the exercise of outstanding January Common Warrants, because in the absence of stockholder approval, such issuance would result in the January Offering violating Nasdaq Listing Rule 5635(d).

Adverse Effects of Approval of this Proposal

The approval of this proposal will result in holders of January Common Warrants being able to exercise such January Common Warrants, although such holders will have no obligation to do so. The full exercise of the January Common Warrants would result in the issuance of 9,040,000 additional shares of our Class A Common Stock, which would dilute the ownership interest of our existing stockholders. The exercise of January Common Warrants and/or the sale of Class A Common Stock received upon such exercise in the open market could materially and adversely affect the market price of our Class A Common Stock, particularly if the trading price of our Class A Common Stock is greater than $2.50 at the time.

Factors Considered by the Board in its Recommendation

After careful consideration at the time of the January Offering, our Board determined that the January Offering, including the sale of the January Common Warrants, was in the best interests of the Company in light of the Company’s cash position and liquidity needs at the time. In reaching its determination the Board consulted with members of the Company’s senior management and its legal and strategic advisors, among others, and considered a number of factors.

After further careful consideration, including of the Company’s current cash position and continuing liquidity needs, our Board determined to recommend that our stockholders approve the issuance of Class A Common Stock upon the exercise of the January Common Warrants. Although there can be no assurance that the holders of January Common Warrants will exercise all, or any part of, their January Common Warrants, at an exercise price of $2.50 per share of Class A Common Stock, the full exercise of such January Common Warrants would result in gross proceeds to the Company of $22.6 million. In connection with any exercise of January Common Warrants, we currently intend to use the proceeds from such exercises to fund further development of our pipeline of productivity traits and for working capital and general corporate purposes, as we pursue longer term financing.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that Rory Riggs, Cibus’ Board Chairman and former Chief Executive Officer, is a holder of January Common Warrants exercisable for up to 4,000,000 shares of Class A Common Stock, and may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Mr. Riggs will not be able to exercise his January Common Warrants unless the Company’s stockholders approve this Proposal No. 5.

Required Vote

To be approved, the proposal to approve the issuance of up to 9,040,000 shares of Class A Common Stock upon the exercise of outstanding January Common Warrants (Proposal No. 5) requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 5. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 5.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF ISSUANCE OF CIBUS’ COMMON STOCK UPON EXERCISE OF THE JANUARY COMMON WARRANTS.

PROPOSAL NO. 6 — APPROVAL OF THE WARRANT REPRICING PROPOSAL

The Company is asking stockholders to approve, in accordance with Nasdaq Listing Rule 5635(c), the repricing of certain existing outstanding warrants of the Company held by Rory Riggs, Cibus’ Board Chairman and former Chief Executive Officer.

General Background

As previously disclosed, on June 13, 2024, the Company issued to Mr. Riggs 98,040 June Shares and accompanying June Common Warrants to purchase up to 98,040 shares of the Company’s Class A Common Stock, at a combined offering price of $10.20 per unit (a June Share and accompanying June Common Warrant), in connection with a registered direct offering by the Company (the “June Offering”).

The June Common Warrants issued in the June Offering were exercisable commencing on the date of issuance. The exercise price for the June Common Warrants is initially $10.00 per share, except that the exercise price of the June Common Warrants issued to Mr. Riggs is initially $10.07 per share, subject, in each case, to customary adjustments as described in the terms of the June Common Warrants, including for a stock split of, stock dividend on, or a subdivision, combination or recapitalization of the Class A Common Stock.

At the time of issuance, the exercise price of $10.07 per share of Class A Common Stock applicable to the June Common Warrants held by Mr. Riggs, represented the consolidated closing bid price for a share of Class A Common Stock on Nasdaq on June 11, 2024, the date the definitive agreement to purchase the June Common Warrants was entered into. Because the exercise price for the June Common Warrants held by Mr. Riggs was set at the market value of the Class A Common Stock, such June Common Warrants were not considered a form of "equity compensation" with respect to Mr. Riggs for purposes of the Nasdaq Listing Rules.

Certain investors in the January 21, 2025 offering, including Mr. Riggs, hold outstanding June Common Warrants to purchase up to 1,198,040 shares of Class A Common Stock (collectively, the “Investor Warrants”). Concurrent with the January 21, 2025 offering, the Company agreed to Warrant Amendment Agreements to (i) reduce the exercise price of the Investor Warrants to $2.50 per share, (ii) reduce the threshold for satisfaction of the Trading Condition (as defined in the Investor Warrants) in respect of the redemption provisions to $5.00 per share, and (iii) extend the termination date of the Investor Warrants to five years following the closing of the January 21, 2025 offering, effective upon the consummation of that offering. We refer to the amendments provided for in clause (i) and (iii) as the “Warrant Repricing”.

The Warrant Amendment Agreement with respect to Investor Warrants held by Mr. Riggs conditions the Warrant Repricing on, and the Warrant Amendment Agreement with respect to such Warrant Repricing will not be effective until, the trading day after the Company obtains the requisite approval of the Warrant Repricing from its stockholders with respect to the Investor Warrants held by Mr. Riggs.

Nasdaq Stockholder Approval Requirement

The Company’s Class A Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Nasdaq Listing Rule 5635(c) requires stockholder approval prior to the issuance of securities when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants, subject to certain exceptions outlined in such rule.

Nasdaq provides in its guidance that for the purposes of Listing Rule 5635(c), the issuance of common stock or securities convertible into or exercisable for common stock to officers, directors, employees or consultants at a price less than the market value of the common stock is considered to be a form of “equity compensation” such that stockholder approval is required, unless the issuance is part of a public offering. For purposes of this guidance, Nasdaq notes that market value is the consolidated closing bid price immediately preceding the time the company enters into a binding agreement to issue the securities.

The initial issuance of the June Common Warrants was not considered to be equity compensation to Mr. Riggs for purposes of Listing Rule 5635(c) because the initial exercise price for the June Common Warrants issued to Mr. Riggs was issued at a price equal to the market value of the Class A Common Stock on the date the definitive agreement to purchase the June Common Warrants was entered into (the “Reference Date”).

We are now seeking the approval of stockholders to effect the Warrant Repricing with respect to the June Common Warrants held by Mr. Riggs because the adjusted exercise price of $2.50 per share of Class A Common Stock would be below the market value of the Class A Common Stock at the Reference Date for purposes of Nasdaq Listing Rule 5635(c).

If the Warrant Repricing Proposal is approved, the Warrant Amendment Agreement with respect to the Warrant Repricing will be effective as of the trading day after the date the requisite approval is received.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that Rory Riggs, Cibus’ Board Chairman and former Chief Executive Officer, is the beneficiary of this Proposal No. 6. Mr. Riggs may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, unless the Company’s stockholders approve this Proposal No. 6, the exercise price for the June Common Warrants held by Mr. Riggs will remain substantially higher than the most recent closing price of the Company’s Class A Common Stock as of the date this proxy statement is first distributed.

Factors Considered by the Board in its Recommendation

After careful consideration at the time of each of the June and the January offerings, our Board determined that each offering, including the entry into the Warrant Amendment Agreements as an inducement for participation in the January Offering, was in the best interests of the Company in light of the Company’s cash position and liquidity needs at the respective times. In reaching its determination the Board consulted with members of the Company’s senior management and its legal and strategic advisors, among others, and considered a number of factors.

After further careful consideration, including of the Company’s current cash position and continuing liquidity needs, our Board determined to recommend that our stockholders approve the Warrant Repricing with respect to the June Common Warrants held by Mr. Riggs. In reaching this determination, the Board considered that Mr. Riggs’ participation in the June offering required, in light of Nasdaq Listing Rules, that he participate at a purchase price higher than all other investors and that for this reason the June Common Warrants Mr. Riggs acquired have an exercise price higher than other investors in the June Offering. Further, the Board considered that Mr. Riggs’ participation in the January Offering was a significant component of the January Offering and that other investors received the immediate benefit of the Warrant Amendment Agreement without a shareholder approval requirement and that such Warrant Amendment Agreement was an inducement for such investors’ participation in the January Offering. Accordingly, the Board determined that it was appropriate for Mr. Riggs, as an investor in the January Offering, to receive the same benefit afforded other investors in the January Offering.

Required Vote

To be approved, the Warrant Repricing Proposal with respect to Mr. Riggs’ June Common Warrants (Proposal No. 6) requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 6. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 6.

THE BOARD RECOMMENDS A VOTE “FOR” THE WARRANT REPRICING PROPOSAL.

PROPOSAL NO. 7 — APPROVAL OF THE NASDAQ DEEMED “CHANGE OF CONTROL” PROPOSAL
The Company is asking stockholders to vote to approve the issuance of shares of its Class A Common Stock upon the potential future exercise of certain outstanding warrants held by Rory Riggs, Cibus’ Chairman and former Chief Executive Officer, that would be deemed to result in a “change of control” of the Company within the meaning of Nasdaq Listing Rule 5635(d).
Overview
As of the Record Date, Mr. Riggs beneficially owns 19.99% of Cibus’ outstanding Common Stock. In addition to holding shares of Class A Common Stock, Mr. Riggs holds: (1) June Common Warrants to purchase 98,040 shares of Class A Common Stock at an exercise price of $10.07 per share (or $2.50 per share, if stockholder approval is received with respect to Proposal No. 6), (2) December Pre-Funded Warrants to purchase 50,000 shares of Class A Common Stock at an exercise price of $0.01 per share, (3) January Pre-Funded Warrants to purchase 4,000,000 shares of Class A Common Stock at an exercise price of $0.0001 per share, and (4) January Common Warrants to purchase 4,000,000 shares of Class A Common Stock, subject to stockholder approval of Proposal No. 5, at an exercise price of $2.50 per share (collectively, the “Riggs Warrants”).
In light of Nasdaq Listing Rules, each of the Riggs Warrants provides that Mr. Riggs does not have the right to exercise any portion of the Riggs Warrants to the extent that, after giving effect to the exercise, Mr. Riggs, together with his affiliates, and any other person acting as a group together with Mr. Riggs or any of his affiliates, would beneficially own in excess of 19.99% of the number of shares of Class A Common Stock outstanding immediately after giving effect to the exercise of the respective warrant. The beneficial ownership limitation in respect of the Riggs Warrants remains in effect insofar as required by applicable Nasdaq Listing Rules.
The Nasdaq Stockholder Approval Rule
The Company’s Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.
The Nasdaq “Change in Control” Rule. Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer.

This rule does not specifically define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of a company’s pre-transaction total number of shares of outstanding capital stock and such ownership or voting power would be the largest ownership position of the issuer.

Interests of Certain Persons

When you consider this proposal, you should be aware that Rory Riggs, Cibus’ Board Chairman and former Chief Executive Officer, is the beneficiary of this Proposal No. 7. Mr. Riggs may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, stockholders should note that if Proposal No. 7 is approved, Mr. Riggs would be permitted to increase his beneficial ownership above 19.99% of the shares of the Company’s Common Stock outstanding through the exercise of the Riggs Warrants. If stockholders approve Proposal No. 7 and Mr. Riggs immediately exercised all of the outstanding Riggs Warrants, Mr. Riggs would hold approximately 31.7% of the Company’s Class A Common Stock based on the number of shares outstanding as of the Record Date).

Factors Considered by the Board in its Recommendation

After careful consideration, including of the Company’s current cash position and continuing liquidity needs, our Board determined to recommend that our stockholders approve the Deemed “Change of Control” Proposal. In reaching this determination, the Board considered that Mr. Riggs’ consistent participation, to date, in the Company’s financing efforts has been a significant inducement for third-party participation in such offers and, while there can be no assurance that Mr. Riggs will participate in future financings, if any, the current application of Nasdaq’s Listing Rule 5635(b) serves as a disincentive for such participation. Further, the Board considered that Mr. Riggs could independently address the application of Listing Rule 5635(b) through the acquisition of shares on the open market, rather than from the Company, in order to cross the 19.99% beneficial ownership threshold. In light of this, the Board determined that, in light of the

Company’s capital resource constraints, it was appropriate to support changes that would potentially result in additional capital being received by the Company (even if de minimis in the case of outstanding pre-funded warrants). Lastly, the Board took into consideration that the “change of control” threshold established in Nasdaq’s guidance with respect to Listing Rule 5635(b) is substantially lower than the change of control threshold applicable under customary contractual definitions and other rules and regulations. Accordingly, the Board noted that Mr. Riggs’ crossing above 19.99% beneficial ownership would, at present, be a “change of control” only with respect to the threshold set forth in the Nasdaq Listing Rule.

Required Vote

To be approved, this proposal to approve the issuance of shares of Common Stock to Rory Riggs upon the potential future exercise of outstanding Warrants (Proposal No. 7) requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote “Against” Proposal No. 7. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 7.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NASDAQ DEEMED “CHANGE OF CONTROL” PROPOSAL.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
A number of brokers with account holders who are Cibus, Inc. stockholders will be “householding” our proxy materials. A single Notice of Internet Availability or, if requested, set of proxy materials or Annual Report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability and/or separate Proxy Statement and Annual Report, please notify your broker and direct your written request to Cibus, Inc., 6455 Nancy Ridge Drive, San Diego, CA 92121, Attn: Secretary, or call (858) 450-0008. The Company undertakes to deliver promptly to a stockholder upon such written or oral request a separate Notice of Internet Availability, and, if requested, set of proxy materials or Annual Report. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Rory Riggs
Chairman
San Diego, California

Dated: April 10, 2025

ANNEX A: CIBUS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN

CIBUS, INC.

2025 EMPLOYEE STOCK PURCHASE PLAN
1.Establishment.

1.1.This Cibus, Inc. 2025 Employee Stock Purchase Plan (this “Plan”) is effective as of May 22, 2025 (the “Effective Date”), subject to approval by the stockholders of the Company on or before the 12-month anniversary of the date this Plan is adopted by the Board. If stockholder approval is not received by such date, this Plan will have no effect.

1.2.This Plan includes two components: a 423 Component and a Non-423 Component. It is the intention of the Company to have the 423 Component qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423. In addition, this Plan authorizes the grant of Purchase Rights under the Non-423 Component that does not meet the requirements of an Employee Stock Purchase Plan because of deviations necessary or advisable to permit or facilitate participation in this Plan by Employees who are foreign nationals or employed or located outside of the United States while complying with applicable foreign laws; such Purchase Rights will be granted pursuant to rules, procedures or sub-plans adopted by the Board or Committee designed to achieve these objectives for Eligible Employees and the Company and its Parents and Subsidiaries. Except as otherwise provided herein or determined by the Board or Committee, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, under the 423 Component, the Company may make separate Offerings which vary in terms (although not inconsistent with the provisions of this Plan and not inconsistent with the requirements of an Employee Stock Purchase Plan), and the Company will designate which Participating Company is participating in each separate Offering.

1.3.If a Participant transfers employment from the Company or any Designated 423 Corporation participating in the 423 Component to a Designated Non-423 Corporation participating in the Non-423 Component, he or she will immediately cease to participate in the 423 Component; however, any Contributions made for the Purchase Period in which such transfer occurs will be transferred to the Non-423 Component, and such Participant will immediately join the then-current Offering under the Non-423 Component on the same terms and conditions in effect for his or her participation in this Plan, except for such modifications as may be required by or appropriate under applicable law. If a Participant transfers employment from a Designated Non-423 Corporation participating in the Non-423 Component to the Company or any Designated 423 Corporation participating in the 423 Component, he or she will remain a Participant in the Non-423 Component until the earlier of (a) the end of the current Offering under the Non-423 Component, or (b) the Offering Date of the first Offering in which he or she participates following such transfer. If a Participant transfers employment to a Parent, a Subsidiary, or an Affiliate that is not a Participating Company, he or she will immediately cease to participate in the ongoing Offering, and his or her accumulated, unused Contributions will be returned as soon as possible.

2.Term of this Plan. This Plan shall continue in effect until the earliest of (a) its termination by the Board, (b) the issuance of all Stock available for issuance under this Plan and (c) the day before the ten year anniversary of the Effective Date.

3.Purpose. The purpose of this Plan is to provide Eligible Employees with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and to provide an incentive for continued employment.

4.Shares Subject to this Plan. Subject to adjustment as provided in this Section 4, the maximum aggregate number of shares of Stock that may be issued under this Plan shall be 326,384 and shall consist of authorized but unissued or reacquired shares of Stock, shares of Stock purchased on the open market, or any combination thereof. The maximum aggregate number of shares of Stock that may be issued under this Plan will be automatically increased on the first day of each Company fiscal year beginning in 2026 and ending in 2035 in an amount equal to the lesser of (i) 326,384 shares of Stock and (ii) such number of shares of Stock as determined by the Board in its discretion. Subject to the requirements of Section 424 of the Code to the extent applicable, in the event of any change in capitalization of the Company or other extraordinary transactions or events, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to this Plan, the limit on the shares which may be purchased by any Participant during an Offering (as described in Sections 9 and 10.1) and each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under this Plan.

5.Eligibility.

5.1.Eligible Employees. Each Employee of a Participating Company is eligible to participate in an Offering Period under this Plan, except Employees who have been employed by the Participating Company Group for a period of less than one (1) month as of the first day of an Offering Period (unless otherwise determined by the Committee).

5.2.Exclusion of Certain Stockholders. Notwithstanding any provision of this Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under this Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent or Subsidiary possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6.Offering Dates.

6.1.Unless otherwise determined by the Committee, the Purchase Date for each Offering Period will be the last day of the Offering Period. Offering Periods may be consecutive. If the first or last day of an Offering Period or a Purchase Period is not a Business Day, the Company shall specify the Business Day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period.

6.2.Each Offering Period under this Plan shall be for such duration as is determined by the Committee; provided, however, that no Offering Period may have a duration exceeding 27 months.

7.Participation in this Plan.

7.1.Initial Participation. Any Employee who is an Eligible Employee may become a Participant in an Offering Period by completing and electronically submitting a Subscription Agreement not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not electronically submit a properly completed Subscription Agreement on or before the Subscription Date for an Offering Period shall not participate in this Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently electronically submits a properly completed Subscription Agreement on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2.Continued Enrollment in Offering Periods. Once an Employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from participation in this Plan pursuant to Section 12, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 5. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to electronically submit any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in this Plan. However, a Participant may electronically submit a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.Purchase Price. The Purchase Price in any Offering Period will be determined by the Committee, provided that in no event may the Purchase Price in an Offering be less than eighty-five (85%) percent of the lesser of (a) the Fair Market Value on the Offering Date and (b) the Fair Market Value on the Purchase Date.

9.Grant of Purchase Right. Except as otherwise provided herein, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date. The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (a) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (b) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar.

10.Payment of Purchase Price; Payroll Deduction Changes; Share Issuances.

10.1.Payroll Deductions. The Purchase Price of the shares is accumulated by regular payroll deductions from the Participant’s Compensation accumulated during each Offering Period, as set forth in the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in one percent (1%) increments not less than one percent (1%) (except as a result of an election pursuant to Section 10.2 to stop payroll deductions effective following the first day of an Offering), nor greater than ten percent (10%). Payroll deductions shall commence on the first payday following the beginning of any Offering Period, and shall continue to the end of the applicable Offering Period unless sooner altered or terminated as provided herein. Notwithstanding the foregoing, a Participant’s payroll deductions for each calendar year may not exceed $25,000 in Fair Market Value. The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date. All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company.

10.2.Modifications. A Participant may decrease the rate of payroll deductions during an Offering Period by completing a new Subscription Agreement for payroll deductions, with the new rate to become effective on the first day of the month following the end of the month after receipt of the new Subscription Agreement and continuing for the remainder of the Offering Period unless changed. A Participant may increase or decrease the rate of payroll deductions for any future Offering Period by completing a new Subscription Agreement prior to the beginning of such Offering Period.

10.3.Purchase of Shares. On each Purchase Date of an Offering Period, so long as this Plan remains in effect and provided that a Participant has not withdrawn from this Plan and the Participant’s participation in the Offering has not otherwise terminated before such Purchase Date, the Participant will automatically acquire pursuant to the exercise of the Participant’s Purchase Right the whole number of shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. Any remaining cash balance will be addressed as set forth in Section 10.4 below. In no event will the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No Stock will be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or this Plan has terminated prior to such Purchase Date.

10.4.Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

10.5.Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

10.6.Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock available in this Plan as provided in Section 4 or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 9, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

10.7.Delivery of Shares. As promptly as practicable after the Purchase Date, the Company will issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her Purchase Right.

11.Limitations on Shares to be Purchased. No Participant will be granted a Purchase Right which permits his or her right to purchase shares of Stock under this Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds $25,000 in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period will be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code and the regulations thereunder.

12.Withdrawal.

12.1.Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified by the Company. Unless otherwise determined by the Committee, such withdrawal may be elected at any time prior to fifteen (15) days before the Purchase Date.

12.2.Upon withdrawal from this Plan, the accumulated payroll deductions that have not been applied toward the purchase of shares of Stock will be returned to the withdrawn Participant as soon as practicable after the withdrawal, without interest (unless otherwise required by applicable law), and his or her interest in this Plan and the Offering will terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date after such withdrawal by meeting this Plan’s eligibility requirements and filing a new Subscription Agreement.

13.Notification of Disposition of Shares. The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right which occurs within the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right.

14.Termination of Employment. Termination of a Participant’s employment for any reason, including (but not limited to) retirement, death, disability, or the failure of a Participant to remain an Eligible Employee, immediately terminates his or her participation in this Plan. Employee status shall be determined under the applicable Section 423 rules for Participants in the 423 Component.

15.Effect of a Change in Control on Purchase Rights. In the event of a Change in Control, the Board (or the Committee) may, provide for any of, or a combination of any of, the following: (a) each Purchase Right shall be assumed or an equivalent purchase right shall be substituted by the successor entity or parent or subsidiary of such successor entity; (b) a date selected by the Board (or the Committee) on or before the date of consummation of such Change in Control shall be treated as a Purchase Date and all outstanding Purchase Rights shall be exercised on such date; (c) all outstanding Purchase Rights shall terminate and the accumulated payroll deductions will be refunded to each Participant upon or immediately prior to the Change in Control; or (d) outstanding Purchase Rights shall continue unchanged.

16.Return of Payroll Deductions. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company will deliver to the Participant (or in the case of the Participant’s death, to his or her legal, representative) all accumulated payroll deductions credited to such Participant’s account. No interest will accrue on the payroll deductions of a Participant in this Plan or otherwise be credited to the Participant’s Plan account, unless otherwise required by law.

17.No Assignability. Neither payroll deductions credited to a Participant’s account nor any Purchase Rights may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than as provided by this Plan or by will or the laws of descent and distribution. A beneficiary designation pursuant to Section 21 shall not be treated as a disposition for this purpose. Any such attempt at assignment, transfer, pledge, or other disposition will be void and without effect, except that the Company may treat such act as an election to withdraw from this Plan as provided in Section 12.

18.Administration.

18.1.Administration by the Committee. This Plan shall be administered by the Committee. All questions of interpretation of this Plan, of any form of agreement or other document employed by the Company in the administration of this Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in this Plan or the Purchase Right, unless fraudulent or made in bad faith. The Committee shall determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical), including which Designated 423 Corporations and Designated Non-423 Corporations will participate in the 423 Component or the Non-423 Component. Subject to the provisions of this Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights and may exercise such powers and perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Parents and Subsidiaries and to carry out the intent that the 423 Component be treated as an Employee Stock Purchase Plan (including by ensuring that all Participants granted Purchase Rights pursuant an Offering under the 423 Component will have the same rights and privileges within the meaning of Section 423 of the Code). Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to this Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 18.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses reasonably incurred by the Company in the administration of this Plan shall be paid by the Company.

18.2.Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has actual authority with respect to such matter, right, obligation, determination or election.

18.3.Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with this Plan (and, with respect to the 423 Component, the requirements of Section 423), establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of this Plan.

19.Use of Participant Funds and Reports. Unless otherwise required by law, the Company may use all payroll deductions received or held by it under this Plan for any corporate purpose, and the Company will not be required to segregate Participant payroll deductions, and, until shares are issued, Participants will only have the rights of an unsecured creditor. Each Participant who has exercised all or part of such Participant’s Purchase Right will receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the Purchase Price thereof, the date of purchase, and the remaining cash balance, if any, refunded or carried forward to the next Purchase Period or Offering Period, as the case may be. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s stockholders.

20.No Rights to Continued Employment. Neither this Plan nor the grant of any Purchase Right hereunder will confer any right on any employee to remain in the employ of the Participating Company Group or restrict the right of the Participating Company Group to terminate such employee’s employment.

21.Designation of Beneficiary.

21.1.If provided in the Subscription Agreement, a Participant may file a written or electronic designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death after the end of a Purchase Period but prior to delivery to him of such shares and cash. In addition, a Participant may file a written or electronic designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form will be valid only if it was filed with the Company and/or any third party administrator at the prescribed location before the Participant’s death.

21.2.Such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, unless otherwise required by applicable law, the Company will deliver any shares or cash credited to the Participant’s Plan account to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or, if no spouse is known to the Company, then to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

22.Compliance with Securities Law. The issuance of shares of Stock under this Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under this Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

23.Rights as a Stockholder. A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in this Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.

24.Governing Law. This Plan will be governed by and interpreted consistently with the laws of the State of Delaware, except as may be necessary to comply with applicable requirements of federal law.

25.Amendment and Termination of this Plan. The Committee may at any time amend, suspend or terminate this Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under this Plan unless expressly provided by the Board, and (b) no such amendment, suspension or termination may materially adversely affect a Purchase Right applicable to an ongoing Offering Period under this Plan without the consent of the Participant, except to the extent permitted by this Plan or as may be necessary to qualify the 423 Component of this Plan as an Employee Stock Purchase Plan or to comply with any applicable law, regulation or rule. In addition, an amendment to this Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under this Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of this Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate this Plan or any Offering Period; (ii) accelerate the Purchase Date of any Offering Period; (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date); (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period; or (v) take any combination of the foregoing actions.

26.Non-U.S. Participants. The Committee shall have the power, in its discretion, to adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in this Plan by Employees who are foreign nationals or employed or reside outside the United States. Without limiting the generality of, but consistent with, the foregoing, the Committee specifically is authorized to adopt rules, procedures and sub-plans, which, for purposes of the Non-423 Component, may be outside the scope of Section 423 regarding, without limitation, eligibility to participate in this Plan, handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, which may vary according to local requirements or practices.

27.Definitions and Construction.

27.1.Definitions. Any term not expressly defined in this Plan but defined for purposes of Section 423 shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

27.1.1.“423 Component” means the part of this Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for Employee Stock Purchase Plans may be granted to Eligible Employees.

27.1.2.“Administrator” means the Committee or officer or employee of the Company to whom the Committee has delegated its authority under this Plan, to the extent permitted by applicable law.

27.1.3.“Board” means the Board of Directors of the Company.

27.1.4.“Business Day” means any day on which the national stock exchange on which the Stock is traded is available and open for trading.

27.1.5.“Change in Control” means the occurrence (after the Effective Date) of any of the following events:

a.a sale, transfer or disposition of all or substantially all of the Company’s assets other than to (i) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (ii) a corporation or other entity owned directly or indirectly by the holders of capital stock of the Company in substantially the same proportions as their ownership of Stock, or (iii) an Excluded Entity (as defined in subsection (b) below); or

b.any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”); or

c.any direct or indirect purchase or other acquisition by any person or “group” (as defined in or under Section 13(d) of the Exchange Act), other than a Current Parent or another person that is controlled by a Current Parent, of more than fifty percent (50%) of the total outstanding equity interests in or voting securities of the Company, excluding any transaction that is determined by the Board in its reasonable discretion to be a bona fide capital raising transaction.

Notwithstanding anything stated herein, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation, or to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction.

27.1.6.“Code” means the U.S. Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

27.1.7.“Committee” means Compensation Committee of the Board or such other committee or subcommittee of the Board, if any, duly appointed to administer this Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer this Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

27.1.8.“Company” means Cibus, Inc., a Delaware corporation, or any successor corporation thereto.

27.1.9.“Compensation” means base salary or hourly wages payable in cash.

27.1.10.“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

27.1.11.“Current Parent” means a person that is a Parent as of the Effective Date, or any other person in which a Current Parent owns, directly or indirectly, equity securities possessing than fifty percent (50%) or more of the total combined voting power of all classes of stock.

27.1.12. “Designated 423 Corporation” means any Parent or Subsidiary selected by the Board as eligible to participate in the 423 Component.

27.1.13.“Designated Non-423 Corporation” means any Parent, Subsidiary or Affiliate selected by the Board as eligible to participate in the Non-423 Component.

27.1.14.“Director” means a member of the Board.

27.1.15.“Employee” means a person treated as an employee of a Participating Company for purposes of Section 423. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company.

27.1.16.“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

27.1.17.“Eligible Employee” means an Employee who meets the eligibility requirements set forth in Section 5 of this Plan.

27.1.18.“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor thereto, together with the rules, regulations, and interpretations promulgated thereunder.

27.1.19.“Fair Market Value” means on any given date, the closing price per share of Stock as reported for such day by the principal exchange or trading market on which Stock is traded (as determined by the Administrator) or, if Stock was not traded on such date, on the next preceding day on which Stock was traded. If the Stock is not listed on a stock exchange or if trading activities for Stock are not reported, the Fair Market Value will be determined by the Committee or an Administrator, consistent with applicable legal requirements (including, if applicable, the requirements of Section 409A of the Code).

27.1.20.“Non-423 Component” means the part of this Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for Employee Stock Purchase Plans may be granted to Eligible Employees.

27.1.21.“Offering” means an offering of Stock pursuant to this Plan, as provided in Section 6. More than one Offering may run concurrently, the terms of which need not be the same, as permitted under Section 423.

27.1.22.“Offering Date” means, for any Offering Period, the first day of such Offering Period.

27.1.23.“Offering Period” means a period, established by the Committee in accordance with Section 6, during which an Offering is outstanding.

27.1.24.“Officer” means any person designated by the Board as an officer of the Company.

27.1.25.“Parent” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

27.1.26.“Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with this Plan.

27.1.27.“Participating Company” means a Designated Non-423 Corporation or Designated 423 Corporation. The Committee shall have the discretion to determine from time to time which Parents or Subsidiaries shall be Participating Companies.

27.1.28.“Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

27.1.29.“Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period.

27.1.30.“Purchase Period” means a period, established by the Committee in accordance with Section 6, included within an Offering Period and on the final date of which outstanding Purchase Rights are exercised.

27.1.31.“Purchase Price” means the price at which a share of Stock may be purchased under this Plan, as determined in accordance with Section 8.

27.1.32.“Purchase Right” means an option granted to a Participant pursuant to this Plan to purchase such shares of Stock as provided in Section 9, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions accumulated on behalf of the Participant and not previously applied to the purchase of Stock under this Plan, and to terminate participation in this Plan at any time during an Offering Period.

27.1.33.“Section 423” means Section 423 of the Code.

27.1.34.“Securities Act” means the United States Securities Act of 1933, as amended.

27.1.35.“Stock” means the Company’s Class A Common Stock, par value $0.0001 per share, as adjusted from time to time in accordance with Section 4.

27.1.36.“Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in this Plan and authorizing payroll deductions under this Plan from the Employee’s Compensation.

27.1.37.“Subscription Date” means the last Business Day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

27.1.38.“Subsidiary” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

27.2.Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.

CIBUS

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O CIBUS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

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V69278-P27844

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CIBUS, INC.

Proposals - The Board of Directors recommends that you vote FOR the nominees listed in Proposal 1, and FOR Proposals 2, 3, 4, 5, 6 and 7.

1. Election of Directors: To elect seven directors until the next annual meeting of stockholders and until their successors have been elected and qualified.

	For	Against	Abstain
1a. Rory Riggs	☐	☐	☐
1b. Peter Beetham	☐	☐	☐
1c. Mark Finn	☐	☐	☐
1d. Jean-Pierre Lehmann	☐	☐	☐
1e. August Moretti	☐	☐	☐
1f. Gerhard Prante	☐	☐	☐
1g. Keith Walker	☐	☐	☐
2. To approve, on an advisory basis, the compensation of the company's Named Executive Officers.	☐	☐	☐
3. Ratification of the appointment of BDO USA, P.C. as independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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V69279-P27844

Cibus, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
May 22, 2025

The undersigned hereby appoints Peter Beetham and Cornelis (Carlo) Broos, or any of them, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cibus, Inc. to be held on May 22, 2025 or at any postponement or adjournment thereof.

Shares represented by this Proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE